                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-12

                   -------------------------------------------

                            ARROW INTERNATIONAL, INC.

                (Name of Registrant as Specified in Its Charter)

                   -------------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A
     (2) Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4) Proposed maximum aggregate value of transaction: N/A
     (5) Total fee paid: N/A

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            ARROW INTERNATIONAL, INC.
                               2400 Bernville Road
                           Reading, Pennsylvania 19605

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 18, 2006

To Our Shareholders:

        The Annual Meeting of Shareholders of Arrow International, Inc. (the "Company") will be held at the Company's corporate headquarters at 2400 Bernville Road, Reading, Pennsylvania at 4:00 p.m. on January 18, 2006 for the following purposes:

        (1) To approve amendments to the Company's Restated Articles of Incorporation and By-laws to declassify the Company's Board of Directors and provide for the annual election of all of the Company's directors;

        (2) To elect eleven directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified, in the event Proposal 1 is approved;

        (3) Alternatively, to elect two directors to serve until their terms expire in 2010 or until their respective successors are duly elected and qualified, in the event Proposal 1 is not approved;

        (4) To approve the adoption of the Company's 2006 Directors Stock Incentive Plan;

        (5) To act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's registered independent accounting firm for the fiscal year ending August 31, 2006; and

        (6) To transact such other business, if any, as may properly come before the Annual Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on November 25, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

        YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.

                                          By Order of the Board of Directors,

                                          John C. Long,
                                          Corporate Secretary of
                                          Arrow International, Inc.

December 16, 2005
Reading, Pennsylvania

                                 PROXY STATEMENT

                       2006 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                            ARROW INTERNATIONAL, INC.

                              ---------------------

                               GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrow International, Inc., a Pennsylvania corporation (the "Company" or "Arrow"), for the Annual Meeting of Shareholders to be held on January 18, 2006, at 4:00 p.m., local time, at the Company's corporate headquarters at 2400 Bernville Road, Reading, Pennsylvania 19605, or any adjournments thereof.

        RECORD DATE AND SHARE OWNERSHIP. The Board of Directors has fixed the close of business on November 25, 2005 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were 44,680,290 shares of common stock of the Company (the "Common Stock") outstanding and entitled to vote at the Annual Meeting.

        VOTES REQUIRED TO ADOPT PROPOSALS. Each share of Common Stock is entitled to one vote at the Annual Meeting. A majority of the outstanding shares of Common Stock is required to establish a quorum at the Annual Meeting. The affirmative vote of a majority of the outstanding shares of Common Stock is required for Proposal 1 - the approval of amendments to the Company's Restated Articles of Incorporation and By-laws to declassify the Board of Directors and provide for the annual election of all directors (collectively, the "Annual Election Amendments"). The affirmative vote of a plurality of the votes cast is required for Proposals 2 and 3 - the election of directors. The affirmative vote of a majority of the votes cast is required for Proposal 4 - the adoption of the Company's 2006 Directors Stock Incentive Plan and Proposal 5 - the ratification of the appointment of the Company's registered independent accounting firm for fiscal 2006. Shares represented by proxies will be voted in accordance with the specifications made on the proxy card by the shareholder.

        With regard to Proposals 2 and 3 - the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will be excluded entirely from the vote and will have no effect on the outcome of the voting. With regard to Proposal 1
- the approval of the Annual Election Amendments, Proposal 4 - the adoption of the Company's 2006 Directors Stock Incentive Plan, and Proposal 5 - the ratification of the appointment of the Company's registered independent accounting firm, abstentions may be specified. Since the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Annual Election Amendments pursuant to Proposal 1 and of a majority of the votes cast is required to approve the adoption of the Company's 2006 Directors Stock Incentive Plan and to ratify the appointment of the Company's independent accounting firm pursuant to Proposals 4 and 5, respectively, an abstention with respect to any of these proposals will have the same effect as a vote against these proposals.

        SUBMITTING AND REVOKING A PROXY. Shares of Common Stock represented by a duly executed and dated proxy submitted prior to the Annual Meeting will be voted by the persons named as proxies in accordance with the instructions specified in the proxy. Any proxy not specifying the contrary will be voted with regard to: Proposal 1, FOR the approval of the Annual Election Amendments; Proposals 2 and 3, FOR each of the Board of Directors' nominees; Proposal 4, FOR the adoption of the Company's 2006 Directors Stock Incentive Plan; and Proposal 5, FOR the ratification of the appointment of the Company's registered independent accounting firm.

        A shareholder giving a proxy has the right to revoke it by a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by otherwise notifying the Company prior to the Annual Meeting.

        Shares of Common Stock held by T. Rowe Price Trust Company, as trustee of the Company's 401(k) Plan, also are entitled to vote on all matters submitted to shareholders at the Annual Meeting. Each of the Company's employees participating in the 401(k) Plan may instruct the trustee how to vote the shares of Common Stock allocated to that person's account in the 401(k) Plan by signing, dating and returning the enclosed proxy card.

        BROKER NON-VOTES. Under applicable Pennsylvania law, broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power, may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether any non-discretionary proposals to be voted upon at the Annual Meeting have been approved. The Company believes that the proposals to approve the Annual Election Amendments and the adoption of the Company's 2006 Directors Stock Incentive Plan are non-discretionary and, therefore, brokers and other nominees who have not received voting instructions from their clients may not vote their clients' shares in respect of either of these proposals, but that the proposals for the election of directors and the ratification of the appointment of the Company's registered independent accounting firm are proposals in respect of which brokers and other nominees typically do have discretionary power and, therefore, they may vote their clients' shares for these proposals.

        GENERAL. The mailing address of the principal executive offices of the Company is P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612. This Proxy Statement and the enclosed proxy card are being furnished to shareholders on or about December 16, 2005.

           PROPOSAL 1 - AMENDMENTS TO THE COMPANY'S RESTATED ARTICLES
             OF INCORPORATION AND BY-LAWS TO DECLASSIFY THE BOARD OF
         DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

        The Board of Directors has determined that it is in the best interest of the Company and its shareholders that the Company's Restated Articles of Incorporation and By-Laws be amended to eliminate the classified structure of the Board and provide for the annual election of all directors.

        ANNUAL ELECTION AMENDMENTS. The Board of Directors has unanimously adopted, and recommends that the shareholders approve, amendments to each of Article Eighth of the Company's Restated Articles of Incorporation and Article IV, Sections 4.1 and 4.4, of the Company's By-Laws (collectively, the "Annual Election Amendments") that would declassify the

Board of Directors and provide for the annual election of all directors. The forms of the Annual Election Amendments are attached as Exhibit A to this Proxy Statement.

        Article Eighth of the Company's Restated Articles of Incorporation and
Article IV, Section 4.1, of the Company's By-Laws currently provide that:

        o the Board of Directors shall be divided into four classes, as nearly equal in number as possible;

        o       one of the four classes shall stand for re-election each year;
                and

        o       each class of directors shall hold office for a four-year term.

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the Annual Election Amendments.

        If the Annual Election Amendments are approved by the Company's shareholders at the Annual Meeting, the Annual Election Amendments will become effective at the Annual Meeting or as soon as practicable following the Annual Meeting, subject to the filing of the amendment to the Company's Restated Articles of Incorporation with the Secretary of State of the Commonwealth of Pennsylvania, which the Company anticipates would be done as soon as practicable following an affirmative vote on this Proposal 1 at the Annual Meeting.

        REASONS FOR ANNUAL ELECTION AMENDMENTS. Classified or staggered boards have been widely adopted and have a long history in corporate law. Classified boards have been viewed as a means of promoting stability and continuity of experience on a board of directors primarily because the majority of directors at any given time will have had at least one year of experience on the board, thus assisting a company in its long-term strategic planning efforts. Also, because it would take at least two elections for a potential acquirer to gain control of a classified board without the cooperation of the board, the existence of a classified structure may enhance shareholder value by making it more likely that a party seeking to gain control of a target company will engage in arm's length discussions with the target's existing board instead of launching a proxy fight in an attempt to gain control of the board and take over the company.

        However, many investors and others have come to view a classified board structure as having the effect of reducing the accountability of directors because classified boards limit the ability of shareholders to evaluate and elect all directors on an annual basis. The election of directors is the primary means for shareholders to evaluate the performance of directors on an annual basis. The election of directors is also the primary means for shareholders to influence corporate governance policies and to hold management accountable for the implementation of these policies. In addition, opponents of classified boards believe that they discourage takeover proposals and proxy contests that could have the effect of increasing shareholder value. In light of these views, a number of corporations, large and small, have determined that principles of good corporate governance dictate that all directors of a corporation should be elected annually.

        The Company's Board of Directors has considered the advantages and disadvantages of its classified board structure, which was adopted by the Company's shareholders in April 1992 prior to the initial public offering of its Common Stock in June 1992, and has unanimously voted to approve the Annual Election Amendments so that the Company's directors are elected annually. In reaching this determination, the Board of Directors concluded that the benefits of a classified board structure were outweighed by the following considerations:

        o The Board's belief that providing the Company's shareholders with the opportunity annually to register their views on the collective performance of the Board and on each director individually will further enhance the Company's corporate governance policies and procedures and increase director accountability to the shareholders;

        o The Board's belief that, because there is no limit on the number of terms a director may serve, the continuity and stability of the Board's membership and policies should not be materially affected by the declassification of the Board of Directors; and

        o The Board's belief that, even though annual election of directors may increase the ability of a third party to acquire control of the Company without engaging in arm's length discussions with the Board, there are other factors, such as the statutory "anti-takeover" provisions contained in the Pennsylvania Business Corporation Law, applicable to an acquisition of control of the Company that reduce the likelihood that a third-party would be successful in taking over the Company without engaging in arm's length discussions with the Board.

        The Company's directors have unanimously indicated that they intend to vote the 16,011,267 shares of Common Stock over which they collectively have voting power in favor of this proposal to eliminate the classification of the Board of Directors.

        The proposal to eliminate the classification of the Board of Directors is neither the result of any effort to unseat incumbent directors nor in response to any shareholder proposal or initiative.

        EFFECT OF VOTING OUTCOMES. If the Annual Election Amendments are approved by the shareholders at the Annual Meeting, then each of the Company's directors not otherwise up for re-election at the Annual Meeting has agreed to shorten his or her existing term so that it concludes at the Annual Meeting. In that regard, the shareholders will be asked to vote for the election of all eleven of the Company's directors at the Annual Meeting, each to serve for a one-year term expiring at the 2007 Annual Meeting of Shareholders and until his or her successor shall have been elected and qualified, pursuant to Proposal 2 below.

        If the Annual Election Amendments are not approved by the shareholders at the Annual Meeting, the Board of Directors will remain classified, and the shareholders will be asked to vote for the election of the two directors whose terms expire at the Annual Meeting, each to serve for a four-year term expiring at the 2010 Annual Meeting of Shareholders and until his successor shall have been elected and qualified, pursuant to Proposal 3 below. All other directors will continue in office for the remainder of their full four-year terms, subject to their earlier resignation, removal or death.

        The affirmative vote of the holders of a majority of all of the outstanding shares of Common Stock is required for the approval of the Annual Election Amendments. An abstention will have the same effect as a vote against the proposal.

        The Board of Directors recommends that shareholders vote FOR Proposal 1. Proxies solicited by the Board of Directors will be voted FOR this proposal unless otherwise indicated.

                       PROPOSAL 2 - ELECTION OF DIRECTORS

        The Board of Directors of the Company is currently composed of eleven directors, although up to twelve directors are permitted by the Company's Restated Articles of Incorporation and By-Laws. Under the Company's Restated Articles of Incorporation and By-Laws, and prior to the adoption of the Annual Election Amendments pursuant to Proposal 1, the Board is divided into four classes, as nearly equal in number as possible. At each Annual Meeting of Shareholders of the Company, directors constituting one class are elected for a four-year term (or for such lesser term as may be specified in the proxy statement furnished in connection therewith).

        If Proposal 1 is approved by the shareholders at the Annual Meeting, the Annual Election Amendments will become effective at the Annual Meeting and the Board of Directors will no longer be classified. In that event, all eleven of the Company's directors will stand for election at the Annual Meeting, each to serve for a one-year term expiring at the 2007 Annual Meeting of Shareholders and until his or her successor shall have been elected and qualified, pursuant to this Proposal 2. This Proposal 2 will have no effect if the proposed Annual Election Amendments are not approved by the shareholders at the Annual Meeting pursuant to Proposal 1.

        If Proposal 1 is not approved by the shareholders at the Annual Meeting, the Annual Election Amendments will not become effective at the Annual Meeting and the Board of Directors will remain classified as described above. In that event, only the two directors whose terms expire at the Annual Meeting, Raymond Neag and Richard T. Niner, will stand for election at the Annual Meeting, each to serve for a four-year term expiring at the 2010 Annual Meeting of Shareholders and until his successor shall have been elected and qualified, pursuant to Proposal 3 below. All other directors will continue in office for the remainder of their full four-year terms, subject to their earlier resignation, removal or death.

        Certain information concerning the nominees for election to the Board of Directors at the Annual Meeting pursuant to this Proposal 2 is set forth in the following table.

                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND
NAME                        AGE     DIRECTORSHIPS
----                        ---     ---------------------------------------------

Carl G. Anderson, Jr.        60     Chairman of the Board and Chief Executive Officer of the Company
                                    since September 2003, President since January 19, 2005 and a director of the Company since January 1998. Vice Chairman of the
                                    Board and General Manager, Critical Care Business of the Company
                                    from January 2002 to August 31, 2003. President and Chief
                                    Executive Officer of ABC School Supply, Inc., a manufacturer and marketer of materials and equipment for public and private schools, from May 1997 to December 2001. Consultant with the New
                                    England Consulting Group, a general management and marketing consulting company, from May 1996 to May 1997. Vice President,
                                    General Manager, Retail Consumer Products of James River
                                    Corporation, a multinational company engaged in the development, manufacture and marketing of paper-based consumer and commercial products ("James River"), from August 1994 to March 1996, and
                                    Vice President, Marketing, Consumer Brands of James River from
                                    May 1992 to August

                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND
NAME                        AGE     DIRECTORSHIPS
----                        ---     ---------------------------------------------

                                    1994. From 1984 to May 1992, served in various capacities with
                                    Nestle Foods Corporation, the latest as Vice President, Division
                                    General Manager, Confections. Prior thereto, served in several marketing capacities with Procter & Gamble. Director of
                                    Carpenter Technology Corporation, a specialty steel
                                    manufacturer, and IWT Tesoro Corporation, a manufacturer and distributor of building tile.

John H. Broadbent, Jr.       67     Director of the Company since it was founded in 1975. Chief
                                    Financial Officer, Vice President - Finance and Treasurer of the
                                    Company from 1975 until his retirement in August 1998. From 1966 to 1975, served in several capacities with Carpenter Technology
                                    Corporation, a specialty steel manufacturer, the latest as
                                    Manager-Market Planning & Development. From 1964 to 1966,
                                    consultant in the Management Advisory Services Department of the
                                    international accounting firm of Price Waterhouse & Co. Director of Bioenergy, Inc., an integrated life sciences company.

George W. Ebright            67     Director of the Company since October 1993. Director of Cytogen
                                    Corporation, a biopharmaceutical company engaged in the
                                    development of diagnostic and therapeutic substances for human health care applications ("Cytogen"), from February 1989 until
                                    May 1995. Chairman of the Board of Cytogen from February 1990 until January 1995 and President from February 1989 to August
                                    1991. Prior thereto, President and Chief Operating Officer and a director of SmithKline Beckman Corporation, a health care and life services company engaged in the marketing of a broad line of prescription and proprietary products for human and animal health care, as well as diagnostic and analytical products and services. From 1963 through 1987, held several senior management positions with SmithKline & French Laboratories and two of its divisions. Director of NABI, Inc., a biopharmaceutical company which develops products for the prevention and treatment of infectious diseases, and The West Company, a supplier of
                                    specialized packaging systems to the health care and consumer products industries.

John E. Gurski               64     Director of the Company since January 1997. Corporate Vice
                                    President of AMP Incorporated, a multinational company engaged in the development, manufacture and marketing of systems for electrical and electronic applications ("AMP"), from 1989 until his retirement in January 1999. President, Europe, Middle East and Africa of AMP from July 1995 to December 1996, President,
                                    Global Operations of AMP from January 1997 to August 1998, and
                                    Corporate Vice President, Administration of AMP from August 1998 to January 1999.

                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND
NAME                        AGE     DIRECTORSHIPS
----                        ---     ---------------------------------------------

                                    Corporate Vice President, Europe of AMP from September 1993 to
                                    July 1995 and Corporate Vice President, Business & Operations
                                    Planning International of AMP from January 1992 to September
                                    1993. Corporate Vice President, Capital Goods Business Sector of
                                    AMP from 1989 to January 1992 and Divisional Vice President,
                                    Operations of AMP from 1987 to 1989. From 1972 to 1987, served in various manufacturing and operating capacities with AMP.
                                    Prior thereto, was employed by General Motors Corporation.

T. Jerome Holleran           69     Director of the Company since it was founded in 1975. Secretary of the Company from 1975 until April 2004 and a Vice President of the Company from 1975 until September 1997. Chairman of the
                                    Board of Directors of Precision Medical Products, Inc. ("PMP"),
                                    a former subsidiary of Arrow Precision Products, Inc.
                                    ("Precision"), a corporation formerly controlled by principal shareholders of the Company until its dissolution in May 2002, since October 1999; Chief Executive Officer and President of PMP
                                    from July 1996 to October 2000. PMP manufactures and markets certain non-catheter medical products and was sold in August
                                    1997 to a group of management employees of Precision (including
                                    Mr. Holleran). From February 1986 to September 1997, Vice
                                    President, Chief Operating Officer and a director of Precision.
                                    President of Endovations, Inc., a former subsidiary of Precision that manufactured and marketed certain gastroenterological medical products ("Endovations"), from 1991 until the sale in
                                    June 1996 of a portion of Endovations' business to the Company and the remainder to an unrelated third party. From 1971 to
                                    1975, Director of Business Planning-Textile Divisions of
                                    Rockwell International Corporation and a Marketing Manager of
                                    the Arrow Products Division of Rockwell International
                                    Corporation, the Company's predecessor. From 1969 to 1971, consultant with the management consulting firm of Booz, Allen and Hamilton.

R. James Macaleer            71     Director of the Company since January 1998. Chairman of the
                                    Board of Shared Medical Systems Corporation, a provider of computer-based information systems and associated services to the health industry in North America and Europe ("SMS"), from
                                    1969 to November 1997, and Chief Executive Officer of SMS from
                                    1969 to August 1995.

Marlin Miller, Jr.           73     Director of the Company since it was founded in 1975. Chairman of the Board of Directors of the Company from January 1999 and
                                    Chief Executive Officer of the Company from 1975 until his retirement from the Company in August 2003, and President of the
                                    Company from 1975 to January 1999. From 1972 to 1975, Vice
                                    President and a director of Connors Investor Services, a
                                    research and investment

                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND
NAME                        AGE     DIRECTORSHIPS
----                        ---     ---------------------------------------------

                                    management firm. From 1959 to 1972, served in several capacities with Glen Gery Corporation, a manufacturer of building products, the latest as Executive Vice President and a director. Director of Carpenter Technology Corporation, a manufacturer of specialty steel, until his retirement from this position in October 2002.

Raymond Neag                 74     Director of the Company since it was founded in 1975. Vice
                                    Chairman of the Company from January 1999 until his retirement in October 1999, Executive Vice President of the Company from
                                    April 1992 to January 1999 and Senior Vice President of the
                                    Company from 1975 to April 1992. From 1973 until joining the
                                    Company, General Manager of the Arrow Products Division of
                                    Rockwell International Corporation, the Company's predecessor.
                                    From 1971 to 1973, President of Teledyne Dental Products, a
                                    manufacturer of dental products and a division of Teledyne, Inc.
                                    Prior to 1971, Vice President and Director of Marketing of
                                    Sherwood Medical, Inc., a medical device company.

Richard T. Niner             66     Director of the Company since 1982. General partner since
                                    January 1999 of Wind River Associates L.P., a private investment partnership based in Greenwich, Connecticut. From 1988 to 1999, general partner of Brynwood Management II L.P., the general partner of a private investment partnership based in Greenwich,
                                    Connecticut. Director of Hurco Companies, Inc., a manufacturer and marketer of computer numerical controls and related machine tools.

Anna M. Seal                 49     Director of the Company since September 2005. Senior Vice
                                    President and Chief Financial Officer of the Global
                                    Manufacturing and Supply Division of GlaxoSmithKline plc since
                                    December 2000. Senior Vice President and Chief Financial Officer
                                    of Worldwide Supply Operations of SmithKline Beecham plc
                                    ("SmithKline") from March 1995 to November 2000. Vice President and Chief Financial Officer of the Animal Health Division of
                                    SmithKline from April 1991 to February 1995. Chief Auditor and
                                    Vice President, Corporate Audits, of SmithKline from June 1988 to July 1991. Director, Corporate Audits, of SmithKline from
                                    October 1987 to May 1988. From 1981 to September 1987, served in various other accounting, audit and financial reporting
                                    capacities with SmithKline. Prior thereto, served as an Audit
                                    Manager with Coopers & Lybrand from 1978 to 1981.

Alan M. Sebulsky             46     Director of the Company since January 1997. Managing Partner and
                                    Portfolio Manager of Apothecary Capital LLC, an investment advisory firm specializing in health care, since April 2003.
                                    Independent investor and consultant from May 2002 to March 2003.
                                    Managing Director from March 2000 to January

                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND
NAME                        AGE     DIRECTORSHIPS
----                        ---     ---------------------------------------------

                                    2002 and Executive Vice President and principal from July 1994 to March 2000 of Lincoln Capital Management, a private
                                    investment management firm based in Chicago, Illinois, with responsibility for investments in the health care industry. From
                                    1988 to May 1994, Managing Director at Morgan Stanley & Company,
                                    an international investment banking and brokerage firm, with responsibility for equity research in the pharmaceutical and medical device industries. From 1982 to 1988, held various positions at T. Rowe Price & Associates, an investment
                                    management firm, the latest as Vice President, with
                                    responsibility for health care investment analysis and portfolio management.

        If elected pursuant to this Proposal 2, the Board expects that all of the nominees will serve as directors until the 2007 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Each of the nominees has been approved and recommended for nomination by the Nominating Subcommittee of the Corporate Governance and Nominating Committee of the Board of Directors.

        The Board believes that each of the nominees will be available and able to serve as a director. If a nominee is unable to serve, the shares of Common Stock represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

        The Board of Directors recommends that shareholders vote FOR the election of each of the above nominees. Proxies solicited by the Board of Directors will be voted FOR this proposal unless otherwise indicated.

                    PROPOSAL 3 - ELECTION OF TWO DIRECTORS TO
                        SERVE FOR TERMS EXPIRING IN 2010

        If Proposal 1 is not approved by the shareholders at the Annual Meeting and the Annual Election Amendments do not become effective at the Annual Meeting, the shareholders will be asked to vote for the election of Raymond Neag and Richard T. Niner as directors of the Company at the Annual Meeting, each to serve for a four-year term expiring at the 2010 Annual Meeting of Shareholders and until his successor shall have been elected and qualified, pursuant to this Proposal 3. Each of the nominees has been approved and recommended for nomination by the Nominating Subcommittee of the Corporate Governance and Nominating Committee of the Board of Directors. The biographical information with respect to each of these nominees is set forth under Proposal 2. This Proposal 3 will have no effect if the proposed Annual Election Amendments are approved by the shareholders at the Annual Meeting pursuant to Proposal 1.

        If the shareholders do not approve Proposal 1 and the Annual Election Amendments do not become effective at the Annual Meeting, the Company expects that each of the nominees, if elected pursuant to this Proposal 3, will serve as directors and hold office until the 2010 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. In that event, all other directors of the Company will continue to serve as follows:
John H. Broadbent, Jr., George W. Ebright and Anna M. Seal will remain in office with terms expiring at the 2007 Annual Meeting of Shareholders; T. Jerome Holleran, R. James Macaleer and Alan M. Sebulsky will remain in office with terms expiring at the 2008 Annual Meeting of Shareholders; and Carl G. Anderson, Jr., John E. Gurski and Marlin Miller, Jr. will remain in office with terms expiring at the 2009 Annual Meeting of Shareholders; subject to their earlier resignation, removal or death.

        The Board believes that each of the nominees will be available and able to serve as a director. If a nominee is unable to serve, the shares of Common Stock represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

        The Board of Directors recommends that shareholders vote FOR the election of each of the above nominees. Proxies solicited by the Board of Directors will be voted FOR this proposal unless otherwise indicated.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The business of the Company is managed under the direction of its Board of Directors. The Board has responsibility for establishing broad corporate policies and for the Company's overall performance. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular reports and analyses and discussions with its Chief Executive Officer and other officers.

        "INDEPENDENT" DIRECTORS. The Board of Directors has determined that each of the Company's directors, other than Messrs. Anderson, Miller and Holleran, is an independent director within the meaning of the Marketplace Rules of The Nasdaq Stock Market, Inc. ("the Nasdaq"). The Nasdaq definition of independent director includes a series of objective tests, such as that the director is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual's exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

        BOARD STRUCTURE AND MEETINGS. The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Board agendas include regularly scheduled executive sessions of the independent directors to meet without the presence of management, which are presided over by the Company's Lead Director, who is currently George W. Ebright. The Board has delegated various responsibilities and authority to different committees of the Board as described below in this section of the Proxy Statement. Committees regularly report on their activities and actions to the full Board. Members of the Board have access to all of the Company's employees outside of Board meetings.

        The Board of Directors held five meetings during fiscal 2005. All of the directors attended at least 75% of the meetings of the Board and any committee on which they served during fiscal 2005. The committees of the Board currently are the Audit Committee, the

Compensation and Human Resources Committee, and the Corporate Governance and Nominating Committee. Each of these committees has a written charter that may be found on the Company's website at http://www.arrowintl.com.

        AUDIT COMMITTEE. The primary function of the Audit Committee is to assist the Company's Board of Directors in its oversight of the integrity of the Company's consolidated financial statements and internal controls, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's registered independent accounting firm, and the performance of the Company's internal audit function and its registered independent accounting firm. The Audit Committee, among other things, reviews with the Company's management and its registered independent accounting firm the Company's audited consolidated financial statements to be included in its Annual Report on Form 10-K and its interim financial statements to be included in its Quarterly Reports on Form 10-Q, assesses the effectiveness and adequacy of the Company's internal control over financial reporting and audit procedures, reviews the Company's compliance policies, and evaluates the independence of, approves the audit and non-audit services provided by, and has the ultimate authority and responsibility for selecting and nominating for shareholder approval, the firm to be appointed as the registered independent accounting firm to audit the Company's consolidated financial statements, the effectiveness of its internal control over financial reporting and management's assessment of the effectiveness of such internal control. The members of the Audit Committee currently are John H. Broadbent, Jr., who acts as Chairman of the Committee, George W. Ebright, Anna M. Seal and Alan M. Sebulsky, each of whom the Board of Directors has determined is an independent director qualified to serve on the Audit Committee in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the Nasdaq. In addition, the Board of Directors has determined that each of Mr. Broadbent and Ms. Seal is qualified to serve as an "audit committee financial expert" of the Company, as defined in applicable SEC rules, and that each member of the Audit Committee has sufficient knowledge in reading and understanding the Company's financial statements to serve on the Audit Committee. Ms. Seal was appointed to the Audit Committee on November 1, 2005. The Audit Committee met seven times during the fiscal year ended August 31, 2005.

        COMPENSATION AND HUMAN RESOURCES COMMITTEE. The Compensation and Human Resources Committee reviews and recommends to the Company's Board of Directors the compensation for the Company's Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's stock incentive plans. The Compensation and Human Resources Committee, among other things, reviews and recommends to the Board employees to whom awards will be made under the Company's stock incentive plans, determines the number of shares to be optioned or awarded, and the time, manner of exercise and other terms of the awards. The members of the Compensation and Human Resources Committee currently are John E. Gurski, R. James Macaleer, who acts as Chairman of the Committee, and Raymond Neag, each of whom is an independent director, as defined in applicable Nasdaq rules. The Compensation and Human Resources Committee met five times during the fiscal year ended August 31, 2005.

        CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The primary function of the Corporate Governance and Nominating Committee is to oversee the Company's corporate governance and make recommendations to the Company's Board of Directors regarding the organization and procedures of the Board, including the size and compensation of the Board and the structure and makeup of its committees. The Corporate Governance and Nominating Committee, among other things, evaluates the operations and performance of the Board and its committees, devises and recommends to the Board additions and modifications to the Company's Corporate Governance Principles, reviews and recommends to the Board the compensation for directors, and identifies, approves and recommends the nominees for election or re-election to the Board. The members of the Corporate Governance and Nominating Committee currently are Marlin Miller, Jr., Raymond Neag, Richard T. Niner, who acts as Chairman of the Committee, and Alan M. Sebulsky, each of whom, other than Mr. Miller, is an independent director, as defined in applicable Nasdaq rules. The Corporate Governance and Nominating Committee met four times during the fiscal year ended August 31, 2005.

        The Corporate Governance and Nominating Committee has also formed and maintains a Nominating Subcommittee, which is comprised of Messrs. Neag, Niner and Sebulsky, the independent members of the Corporate Governance and Nominating Committee. The Nominating Subcommittee, among other things, establishes criteria for Board membership and identifies, reviews and recommends individuals qualified for membership on the Board. The Nominating Subcommittee of the Corporate Governance and Nominating Committee met three times during the fiscal year ended August 31, 2005.

        In determining whether to nominate a candidate for membership on the Board, the Nominating Subcommittee will consider, among other criteria, relevant experience, skills, diversity and the ability to act on behalf of the Company's shareholders. Candidates may come to the attention of the Subcommittee from current Board members, officers, shareholders or other sources. The Subcommittee will review all candidates in the same manner regardless of the source of the recommendation.

        SHAREHOLDER NOMINEES FOR DIRECTOR. Any shareholder of the Company who wants to nominate a candidate for election to the Board must deliver timely written notice to the Company's Corporate Secretary at Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612. In order to be timely, the notice must be delivered:

        o With respect to an annual meeting of shareholders, not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; and

        o With respect to a special meeting of shareholders called for the purpose of electing directors, not less than ten days following the date on which notice of such special meeting is first given to shareholders.

        The shareholders' notice to the Company's Corporate Secretary must set forth as to each person whom the shareholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address,
(b) his or her principal occupation, employment and qualifications to serve as a director, (c) the number of shares of Common Stock which are owned beneficially or of record by him or her, and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). In addition, the notice must include as to the shareholder giving the notice (a) his or her name and record address, (b) the number of shares of Common Stock which are owned beneficially or of record by him or her,
(c) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, and (d) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act. The notice delivered by such shareholder must be accompanied by a written consent of each proposed nominee to being named as a nominee to the Board and to serve as a director if elected. The shareholder must represent that he or she is a shareholder of record on the date on which he or she gives the notice described above and on the record date for the determination of shareholders entitled to vote at the applicable meeting of shareholders. No person may nominate himself or herself for election as a director.

        DIRECTOR ATTENDANCE AT ANNUAL MEETINGS. The Company requests that all of its directors attend each annual meeting of the Company's shareholders. Each member of the Board of Directors who was a director at the time of the Company's 2005 Annual Meeting of Shareholders held on January 19, 2005 attended such annual meeting.

COMPENSATION OF DIRECTORS

        CASH COMPENSATION. The Company's directors who are not officers or employees of the Company received a quarterly fee of $5,000 for Board membership in fiscal 2005 and a fee of $1,000 for attendance in person and $500 for attendance by telephone at each Board meeting and each committee meeting. Directors are reimbursed for reasonable expenses incurred in connection with attending Board and committee meetings. The Chairmen of the Audit Committee, the Compensation and Human Resources Committee, and the Corporate Governance and Nominating Committee each received an additional fee of $2,000 per year, and the Company's Lead Director received an additional fee of $5,000 per year in fiscal 2005.

        STOCK-BASED COMPENSATION. To promote the Company's ability to attract and retain outside directors and to provide them with an incentive to maintain and enhance the Company's long-term performance, stock awards are made to directors who are not also employees or consultants of the Company. The stock awards have been made pursuant to the Company's Directors Stock Incentive Plan in the form of non-qualified stock options. The plan was approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on January 17, 1996, on which date the plan became effective, and amendments to the plan were approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on January 19, 2000, on which date these amendments became effective. Upon an eligible director's first election to the Board, such eligible director receives options to purchase 10,000 shares of Common Stock and, on the date each year when directors are elected to the Board, eligible directors receive options to purchase an additional 3,000 shares of Common Stock. The exercise price for each option is equal to the fair market value of the Common Stock on the date of grant. Each option has a term of ten years from the date of grant and vests on the first anniversary of the date of grant.

        The amendments to the Company's Directors Stock Incentive Plan approved by the Company's shareholders at its 2000 Annual Meeting of Shareholders enabled non-employee directors who were shareholders of the Company at the time of the Company's initial public offering on June 9, 1992 to be eligible to receive stock awards under the plan, whereas previously such directors were not so eligible. In addition, these amendments to the plan enabled eligible directors to receive options to purchase 3,000 shares of Common Stock on the date each year when directors are elected to the Board, instead of the 1,000 shares previously provided for under the plan.

        On January 19, 2005, the date of the Company's 2005 Annual Meeting of Shareholders, in accordance with the amended terms of the plan, each of the directors of the Company, with the exception of Carl G. Anderson, Jr., the Chairman and Chief Executive Officer of the Company, was granted options under the plan to purchase 3,000 shares of Common Stock, in each case at an exercise price of $30.60, the closing price per share of the Common Stock on such date as reported on the Nasdaq National Market. In addition, after being elected to the Company's Board of Directors on September 7, 2005, Ms. Seal was granted options pursuant to the plan to purchase 10,000 shares of Common Stock at an exercise price of $30.92, the closing price per share of the Common Stock on such date as reported on the Nasdaq National Market.

        The Company's current Directors Stock Incentive Plan expires on January 17, 2006, ten years after the effective date of the plan. Because the Company believes that the granting of equity-based compensation to outside directors provides an effective means for incentivizing such directors to maintain and enhance the Company's long-term performance, it plans to continue to make stock awards to directors who are not employees or consultants of the Company pursuant to the Company's proposed 2006 Directors Stock Incentive Plan, subject to the approval of the adoption of this plan by the Company's shareholders at the Annual Meeting. Under the proposed plan, upon an eligible director's first election or appointment to the Board, such eligible director will receive options to purchase 10,000 shares of Common Stock. On the date of each Annual Meeting of Shareholders of the Company, eligible directors will be eligible to receive grants of options and/or restricted stock, in each case, at the discretion of and in such amount as may be determined by the Board. See Proposal 4 - Adoption of 2006 Directors Stock Incentive Plan.

        OTHER COMPENSATION. Members of the Company's Board of Directors and their immediate families (when such family members are traveling with the director or an executive officer of the Company) are permitted to use the Company's aircraft. The aggregate incremental cost to the Company for all directors' personal use of its turboprop aircraft was $121,114 in fiscal 2005, which amount was reported and calculated in accordance with Internal Revenue Service guidelines for imputed income for personal use of the Company's aircraft.

CORPORATE GOVERNANCE

        The Company has adopted corporate governance policies and practices to address a number of key areas of importance to the Company's shareholders, employees, customers, suppliers and community, including:

        o A substantial majority of the members of the Company's Board of Directors are independent of the Company and its management within the meaning of applicable rules and regulations of the SEC and Nasdaq, and only one member of the Board currently serves as an officer of the Company;

        o All members of the Audit Committee, the Compensation and Human Resources Committee, and the Nominating Subcommittee of the Corporate Governance and Nominating Committee of the Board are independent;

        o The independent members of the Company's Board of Directors meet regularly in executive session without the presence of management. The Lead Director presiding over these meetings currently is Mr. Ebright;

        o If Proposal 1 is approved by the shareholders at the Annual Meeting, all directors of the Company will stand for election every year;

        o The Corporate Governance and Nominating Committee of the Board oversees the Company's corporate governance and make recommendations on all matters relating to the Board's organization, practices and procedures, and this committee is currently in the process of devising a set of Corporate Governance Principles for the Company, which will address, among other matters, procedures for annual evaluation of the Board's and its committees' performance, director retirement policy, and changes in directors' primary responsibilities and outside commitments (including service on the boards of other public companies);

        o The Company has adopted a code of business conduct that applies to all of its officers and other employees and is monitored by its human resources department;

        o The Company's Audit Committee has implemented procedures for the anonymous submission of employee complaints on accounting, internal controls and auditing matters, which procedures have been made available to all of the Company's employees;

        o The Company has adopted a code of ethics that applies to all of its directors, officers and other employees, including its principal executive officer, principal financial officer, principal accounting officer and other members of its management performing similar functions, which is posted on the Company's website at http://www.arrowintl.com, and any waiver from the requirements of this code with respect to any individual director or executive officer is subject to the approval of the Board;

        o The Board has access to, and may contact and meet with, any of the Company's employees;

        o The Company's Chief Executive Officer reports at least annually to the Board on executive management development;

        o The Board works with management to schedule continuing education programs for all directors, which may include a mix of in-house and third-party presentations and programs designed to assist directors in developing and maintaining the skills necessary or appropriate for the performance of their responsibilities; and

        o The Company has in each case obtained shareholder approval before adopting or making material amendments to its stock incentive plans.

EXECUTIVE OFFICERS

        The executive officers of the Company and their ages and positions as of November 1, 2005 are listed below. All executive officers are elected or appointed annually and serve at the discretion of the Board of Directors. There are no family relationships among the executive officers of the Company.

        Name                         Office                                              Age
        ----                         ------                                              ---

        Carl G. Anderson, Jr.        Chairman and Chief Executive Officer                60

        James T. Hatlan              Senior Vice President - Manufacturing               58

        Frederick J. Hirt            Senior Vice President - Finance and                 57
                                       Chief Financial Officer

        Kenneth E. Imler             Senior Vice President - Regulatory Affairs and      56
                                       Quality Assurance

        Carl W. Staples              Senior Vice President - Human Resources             54

        John C. Long                 Vice President, Secretary and Treasurer             40

        Mr. Anderson has served as Chairman and Chief Executive Officer of the Company since September 2003 and as President since January 19, 2005. From January 2002 to August 2003, Mr. Anderson served as Vice Chairman of the Board and General Manager of the Company's Critical Care Division with responsibility for worldwide sales, marketing, research and development of the Company's critical care products. Mr. Anderson has served as a director of Arrow since January 1998 and, prior to his employment by the Company, served as President and Chief Executive Officer of ABC School Supply, Inc., a producer of materials and equipment for public and private schools, from May 1997 to December 2001. Mr. Anderson served as Principal with the New England Consulting Group, a general management and marketing consulting company, from May 1996 to May 1997, as Vice President, General Manager, Retail Consumer Products of James River Corporation, a multinational company engaged in the development, manufacture and marketing of paper-based consumer products ("James River"), from August 1994 to March 1996, and as Vice President, Marketing, Consumer Brands of James River from May 1992 to August 1994, and in various capacities with Nestle Foods Corporation, the latest as Vice President, Division General Manager, Confections, from 1984 to May 1992. Prior thereto, Mr. Anderson served in several marketing and management capacities with Procter & Gamble from 1972 to 1984. Mr. Anderson also serves as a director of Carpenter Technology Corporation, a specialty steel manufacturer, and IWT Tesoro Corporation, a manufacturer and distributor of building tile.

        Mr. Hatlan was elected Senior Vice President - Manufacturing effective October 27, 2004 and served as Vice President - Strategic Planning of the Company since September 2003. Prior to joining the Company, Mr. Hatlan served at ABC School Supply, Inc., a producer of materials and equipment for public and private schools, as Chairman from January to August 2002, and as Vice President of Marketing and Manufacturing from September 1997 to January 2002, and held various senior management positions at James River Corporation, Tambrands Inc. and Procter & Gamble from 1972 to 1996.

        Mr. Hirt was elected Senior Vice President - Finance and Chief Financial Officer effective October 27, 2004 and served as Vice President - Finance and Chief Financial Officer of the

Company since August 1998. From August 1998 until January 2003, he also served as Treasurer of the Company. Prior to joining the Company, from 1980 to 1998, Mr. Hirt served in various capacities with Pharmacia & Upjohn, Inc., the latest as Vice President, Accounting and Reporting. From 1972 to 1980, Mr. Hirt served in several accounting positions at the international accounting firm of Coopers & Lybrand, the latest as audit manager.

        Mr. Imler was elected Senior Vice President Regulatory Affairs and Quality Assurance of the Company effective November 1, 2005. Prior to joining the Company, Mr. Imler served as Principal Consultant for Quintiles Consulting, a leading quality systems and regulatory consulting firm to the medical device, pharmaceutical and biologics industries, from April 1999 to October 2005. As described in Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2005 (the "2005 Form 10-K"), the Company engaged Quintiles in February 2005 to assist it in implementing rigorous compliance procedures to achieve the highest practicable levels of product quality assurance as part of its previously reported Project Operational Excellence program. From March 1997 to April 1999, Mr. Imler served as President and principal of KEI consulting, a private quality assurance and regulatory affairs consulting company. From 1995 to 1997, Mr. Imler served as Director of Quality Assurance and Regulatory Affairs for Medtronic Blood Management, a developer and manufacturer of hemostasis and thrombosis in-vitro diagnostics and auto transfusion systems. From 1993 to 1995, Mr. Imler served as Director of Quality Assurance and Regulatory Affairs for COBE Renal Care, a developer and manufacturer of renal dialysis equipment and disposables. From 1986 to 1993, Mr. Imler served as Director of Quality Assurance and Regulatory Affairs for Medtronic Heart Valve Division, a developer and manufacturer of biologic heart valves and associated cardiac surgery devices. Prior to 1986, Mr. Imler held various management positions in Quality Assurance and Regulatory Affairs at SmithKline/Beckman Instruments, a developer and manufacturer of clinical laboratory equipment and in-vitro diagnostics, and Behring Diagnostics, a developer and manufacturer of in-vitro diagnostics.

        Mr. Staples was elected Senior Vice President - Human Resource effective October 27, 2004 and served as Vice President - Human Resources of the Company since September 2002. Prior to joining the Company, Mr. Staples served as Vice President Human Resources and in various other human resources capacities with CIBA Specialty Chemicals, a manufacturer of specialty chemicals, from 1989 through August 2002. From 1974 to 1989, Mr. Staples served in various human resources-related positions with Sara Lee Corporation, Bausch & Lomb Incorporated, Rockwell International and Union Carbide Corporation.

        Mr. Long has served as Vice President and Treasurer of the Company since January 2003 and was also elected Secretary of the Company effective April 15, 2004, and served as Assistant Treasurer from 1995 to January 2003. Prior to joining the Company, Mr. Long served as Controller for the Jaindl Companies, a group of privately held companies involved in agribusiness and real estate development, from 1989 to 1995. From 1986 to 1989, Mr. Long was employed in the Allentown, Pennsylvania office of the accounting firm, Concannon, Gallagher, Miller & Co. Mr. Long also serves as a director of American Bank Incorporated, a regional commercial bank.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of November 25, 2005, the beneficial ownership of Common Stock by (1) each director and nominee, (2) each of the executive officers named in the Summary Compensation Table below (whose beneficial ownership has been rounded up or down to the nearest whole share of Common Stock), (3) all directors and officers as a group

(including the named individuals), and (4) each beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated in the notes immediately following the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                    AMOUNT             PERCENT OF
        NAME                                                   BENEFICIALLY OWNED      CLASS OWNED
        ----                                                   ------------------      -----------
        Richard T. Niner..................................         6,313,980(1)            14.1%
        Marlin Miller, Jr.................................         5,452,809(2)            12.2%
        Raymond Neag......................................         2,620,556(3)             5.9%
        T. Jerome Holleran................................         1,065,130(4)             2.4%
        John H. Broadbent, Jr.............................           578,378(5)             1.3%
        Carl G. Anderson, Jr..............................           357,130(6)               *
        Frederick J. Hirt.................................           120,624(7)               *
        Philip B. Fleck...................................            53,322(8)               *
        R. James Macaleer.................................            42,830(9)               *
        Alan M. Sebulsky..................................            38,000(10)              *
        John E. Gurski....................................            24,454(11)              *
        Carl W. Staples...................................            22,494(12)              *
        George W. Ebright.................................            22,000(13)              *
        James T. Hatlan...................................            15,900(14)              *
        Philip M. Croxford................................               419(15)              *
        Paul L. Frankhouser...............................                -- (16)             *
        Anna M. Seal .....................................                -- (17)             *
        All directors and officers as a group
           (19 persons)...................................        16,753,825(18)           37.5%

        Robert L. McNeil, Jr..............................         4,563,688(19)           10.2%
        Richard T. Niner and Robert W.
           Cruickshank, as Trustees of the Robert L.
           McNeil, Intervivos Trust dated November 30,
           1983...........................................        4,624,494                10.4%
        c/o Wilmington Trust Company
           1100 North Market Street
           Wilmington, Delaware  19890

------------------------
*       Less than one percent.

(1) Includes an aggregate of 14,656 shares owned by Mr. Niner's wife, as to which Mr. Niner disclaims beneficial ownership, 20,000 shares held by a charitable foundation of which Mr. Niner is an officer and a director with power to vote and dispose of the shares held by such foundation, as to which Mr. Niner disclaims beneficial ownership, and 4,624,494 shares held by Mertz & Moyer, as nominee for the Robert L. McNeil, Jr. 1983 Intervivos Trust (the "McNeil Trust"), of which Mr. Niner is one of two trustees who have shared power to vote and dispose of the shares held in such trust. Also includes 18,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(2) Includes 6,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Also includes 2,000 shares owned by Mr. Miller's wife, as to which Mr. Miller disclaims beneficial ownership.

(3) Includes 18,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Also includes 3,000 shares owned by Mr. Neag's wife as to which Mr. Neag disclaims beneficial ownership.

(4) Includes 50,000 shares owned by Mr. Holleran's wife, as to which Mr. Holleran disclaims beneficial ownership. Also includes 797,130 shares owned by the Thomas Jerome Holleran Revocable Trust, of which Mr. Holleran is trustee with sole power to vote and dispose of the shares held by such trust. In addition, includes 18,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(5) Includes 24,000 shares owned by Mr. Broadbent's wife and 500 shares jointly owned by Mr. Broadbent's wife and her adult son, as to which Mr. Broadbent disclaims beneficial ownership. Also includes 24,600 shares held by a charitable foundation, of which Mr. Broadbent is one of three trustees who have shared power to vote and dispose of the shares held by such foundation, and 20,000 shares held by The Dana L. Bunting and Robert L. Bunting Irrevocable Educational Trust, of which Mr. Broadbent is sole trustee with power to vote and dispose of the shares held in such trust. In addition, includes 18,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Excludes 42,379 shares held by the John H. Broadbent, Jr. Charitable Remainder Unitrust, of which Mr. Broadbent was the grantor but has no power to vote or dispose of such shares, and as to which Mr. Broadbent disclaims beneficial ownership.

(6) Includes 337,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 260,000 shares issuable upon the exercise of options which are not presently exercisable.

(7) Includes 116,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 74,000 shares issuable upon the exercise of options which are not presently exercisable.

(8) As of December 31, 2004, the effective date of Mr. Fleck's retirement as President and Chief Operating Officer of the Company, all of his options which were then unvested became immediately exercisable pursuant to the Company's previously reported early retirement program approved by the Company's Board of Directors on October 27, 2004 (the "Early Retirement Program").

(9) Includes 18,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(10) Includes 30,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(11) Includes 20,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(12) Includes 22,200 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 68,400 shares issuable upon the exercise of options which are not presently exercisable.

(13) Includes 21,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(14) Includes 14,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 56,000 shares issuable upon the exercise of options which are not presently exercisable.

(15) By mutual agreement with the Company, Mr. Croxford left the employment of the Company as of October 12, 2005.

(16) As of January 31, 2005, the effective date of Mr. Frankhouser's retirement as Executive Vice President of the Company, all of his options which were then unvested became immediately exercisable pursuant to the Company's Early Retirement Program.

(17) Does not include 10,000 shares issuable upon the exercise of options which are not presently exercisable.

(18)    See footnotes (1) through (17) above.

(19) Includes 100,000 shares held by a charitable foundation of which Mr. McNeil, a former director of the Company, is the president and one of twelve directors who have shared power to vote and dispose of the shares held by such foundation. Excludes 4,624,494 shares held by Mertz & Moyer, as nominee for the McNeil Trust, of which Mr. McNeil was the grantor for the benefit of Mr. McNeil and his lineal descendants. Mr. McNeil disclaims beneficial ownership of such shares held in the McNeil Trust.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act and the rules promulgated thereunder require the Company's officers and directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to the Company copies of all such filings. The Company has determined, based solely upon a review of those reports and amendments thereto furnished to the Company during and with respect to the Company's fiscal year ended August 31, 2005 and written representations from certain reporting persons, that (1) Carl W. Staples, the Company's Senior Vice President - Human Resources, was inadvertently late in filing a Form 4 reporting his exercise of options to purchase 5,400 shares of Common Stock and subsequent sale of such shares on July 8, 2005; and (2) John H. Broadbent, Jr., a director of the Company, was inadvertently late in filing a Form 4 reporting the sale of 4,000 shares of Common Stock on August 15, 2005 by a charitable remainder unitrust in which he has a pecuniary interest.

                             EXECUTIVE COMPENSATION

        The following table summarizes, for the Company's past three fiscal years, all compensation paid to the Company's Chief Executive Officer, each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer as of August 31, 2005 and two other former executive officers of the Company pursuant to SEC Regulation S-K Item 402(a)(3)(iii) (collectively, the "Named Executive Officers") for services rendered to the Company in all capacities. See "Executive Officers" beginning on page 16 of this Proxy Statement for a complete listing of the Company's current executive officers.

                                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL                           LONG-TERM
                                                    COMPENSATION(1)                   COMPENSATION
                                               ------------------------     -----------------------------------
                                                                              SECURITIES
NAME AND                           FISCAL                                     UNDERLYING         ALL OTHER
PRINCIPAL POSITION                  YEAR       SALARY($)       BONUS($)     OPTIONS(#)(2)    COMPENSATION($)(2)
------------------                  ----       ---------       --------     -------------    ------------------
Carl G. Anderson, Jr.(3)            2005        418,752          -0-                -0-            7,125(4)
Chairman and Chief                  2004        364,587         300,003        400,000(5)          5,105(4)
Executive Officer                   2003        294,784         145,918             -0-          110,401(4)

Philip B. Fleck(6)                  2005        521,350(7)       -0-                -0-          153,582(8)
President and Chief                 2004        306,576         220,735         45,000(9)          9,322(8)
Operating Officer                   2003        294,784         145,918             -0-            6,948(8)

Paul L. Frankhouser(10)             2005        574,746(11)      -0-                -0-          125,850(12)
Executive Vice                      2004        270,000         172,800         35,000(13)        23,690(12)
President                           2003        257,936         113,492             -0-           21,179(12)

Frederick J. Hirt(14)               2005        275,563          -0-            20,000(15)         9,491(16)
Senior Vice President- Finance      2004        268,253         171,682         40,000(17)         7,931(16)
and Chief                           2003        257,936         113,492             -0-            6,579(16)
Financial Officer

Philip M. Croxford(18)              2005        260,625          -0-            20,000(19)         7,398(20)
Group Vice President-               2004        240,573          99,000         20,000(21)        28,749(20)
Critical Care and Cardiac
Assist

Carl W. Staples(22)                 2005        226,251          -0-            20,000(23)        17,865(24)
Senior Vice President-              2004        200,004          96,002         40,000(25)        14,395(24)
Human Resources                     2003        163,945          36,300             -0-            2,877(24)

James T. Hatlan(26)                 2005        226,251          -0-            20,000(27)        11,731(28)
Senior Vice President-              2004        200,000          80,002         20,000(29)        26,300(28)
Manufacturing

---------------------

(1) Column with respect to "Other Annual Compensation" has not been included in this table because the aggregate amount of perquisites and other personal benefits received from the Company by any of the Named Executive Officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such Named Executive Officer in the table.


                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(2) The numbers of shares underlying option awards, the exercise prices applicable to such awards and the numbers of shares contributed by the Company under its 401(k) Plan that are set forth in this table and in the corresponding footnotes have in each case been adjusted to reflect the two-for-one split of the Common Stock effected on August 15, 2003.

(3) Mr. Anderson was elected as Chairman and Chief Executive Officer of the Company effective September 1, 2003. From January 16, 2002 to August 31, 2003, Mr. Anderson served as Vice Chairman of the Board and General Manager of the Company's Critical Care Division, and was not an employee of the Company prior thereto.

(4) Consists of (a) contributions in fiscal 2005, 2004 and 2003 to Mr. Anderson's account under the Company's 401(k) Plan of 235.94, 188.06 and
        76.79 shares of Common Stock having an aggregate fair market value of $7,125, $5,105 and $2,948, respectively, and (b) payments in fiscal 2003 to or on behalf of Mr. Anderson in connection with his relocation, including moving expenses and settlement and closing costs, of $107,453.

(5) Represents an award to Mr. Anderson on September 1, 2003 of options to purchase 400,000 shares of Common Stock at an exercise price of $25.80 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Anderson's continued employment with the Company, 25% of such stock option award (i.e., 100,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., September
        1). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(6) Mr. Fleck retired as President and Chief Operating Officer of the Company effective as of December 31, 2004.

(7) Consists of (a) $102,811 in base salary paid through December 31, 2004, the effective date of Mr. Fleck's retirement from the Company, and (b) a payment of $418,539 made to Mr. Fleck pursuant to the terms of the Early Retirement Program.

(8) Consists of (a) matching contributions of $637, $4,797 and $4,000 made by the Company to Mr. Fleck's account under the Company's 401(k) Plan in fiscal 2005, 2004 and 2003, respectively, (b) contributions in fiscal 2005, 2004 and 2003 to Mr. Fleck's account under the Company's 401(k) Plan of 126.33, 167.17 and 76.79 shares of Common Stock having an aggregate fair market value of $3,666, $4,525 and $2,948, respectively,
        (c) a payment of $17,512 made to Mr. Fleck in fiscal 2005 in respect of his accrued but unused vacation allowance, and (d) a payment of $131,767 made to Mr. Fleck in fiscal 2005 pursuant to the Company's Supplemental Executive Retirement Plan (see "- Retirement Plans - Supplemental Executive Retirement Plan").

(9) Represents an award to Mr. Fleck on October 14, 2003 of options to purchase 45,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Pursuant to the Early Retirement Program, these options (to the extent they were not already vested at such time) became vested immediately on December 31, 2004, the effective date of Mr. Fleck's retirement.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(10) Mr. Frankhouser retired as Executive Vice President of the Company effective January 31, 2005.

(11) Consists of (a) $114,075 in base salary paid through January 31, 2005, the effective date of Mr. Frankhouser's retirement from the Company, and
        (b) a payment of $460,671 made to Mr. Frankhouser pursuant to the terms of the Early Retirement Program.

(12) Consists of (a) matching contributions of $1,184, $4,122 and $3,570 made by the Company to Mr. Frankhouser's account under the Company's 401(k) Plan in fiscal 2005, 2004 and 2003, respectively, (b) contributions in fiscal 2005, 2004 and 2003 to Mr. Frankhouser's account under the Company's 401(k) Plan of 120.82, 147.76 and 70.85 shares of Common Stock having an aggregate fair market value of $3,577, $3,991 and $2,728, respectively, (c) payments of $16,122, $15,577 and $14,881 made to Mr. Frankhouser in fiscal 2005, 2004 and 2003, respectively, in respect of his accrued but unused vacation allowance, and (d) a payment of $104,966 to Mr. Frankhouser in fiscal 2005 pursuant to the Company's Supplemental Executive Retirement Plan (see "-Retirement Plans - Supplemental Executive Retirement Plan").

(13) Represents an award to Mr. Frankhouser on October 14, 2003 of options to purchase 35,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Pursuant to the Early Retirement Program, these options (to the extent they were not already vested at such time) became vested immediately on January 31, 2005, the effective date of Mr. Frankhouser's retirement.

(14) Mr. Hirt was elected Senior Vice President - Finance and Chief Financial Officer of the Company effective October 27, 2004.

(15) Represents an award to Mr. Hirt on January 19, 2005 of options to purchase 20,000 shares of Common Stock at an exercise price of $30.60 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Hirt's continued employment with the Company, 20% of such stock option award (i.e., 4,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., January 19). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(16) Consists of (a) matching contributions in the amount of $5,026, $4,114 and $4,000 made by the Company to Mr. Hirt's account under the Company's 401(k) Plan in fiscal 2005, 2004 and 2003, respectively, and (b) contributions in fiscal 2005, 2004 and 2003 to Mr. Hirt's account under the Company's 401(k) Plan of 147.56, 140.89 and 67.19 shares of Common Stock having an aggregate fair market value of $4,464, $3,817 and $2,579, respectively.

(17) Represents an award to Mr. Hirt on October 14, 2003 of options to purchase 40,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Hirt's continued employment with the Company, 25% of such stock option award (i.e., 10,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October 14). The options are subject to immediate vesting upon the occurrence of certain change in control events.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(18) Mr. Croxford was elected Group Vice President-Critical Care and Cardiac Assist effective October 27, 2004. From August 25, 2003 to October 26, 2004, Mr. Croxford served as a Vice President of the Company, and was not an employee of the Company prior thereto. Accordingly, no information is provided for periods prior to August 25, 2003 for Mr. Croxford. By mutual agreement with the Company, Mr. Croxford left the employment of the Company as of October 12, 2005.

(19) Represents an award to Mr. Croxford on January 19, 2005 of options to purchase 20,000 shares of Common Stock at an exercise price of $30.60 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Croxford's continued employment with the Company, 20% of such stock option award (i.e., 4,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., January
        19). As a result of Mr. Croxford's departure from the Company as of October 12, 2005, all of such options were cancelled.

(20) Consists of (a) matching contributions in the amount of $3,816 and $4,350 made by the Company to Mr. Croxford's account under the Company's 401(k) Plan in fiscal 2005 and 2004, respectively, (b) contributions in fiscal 2005 and 2004 to Mr. Croxford's account under the Company's 401(k) Plan of 117.09 and 89.19 shares of Common Stock having an aggregate fair market value of $3,582 and $2,399, respectively, and (c) a payment of $20,000 made to Mr. Croxford in fiscal 2004 as a sign-on bonus.

(21) Represents an award to Mr. Croxford on October 14, 2003 of options to purchase 20,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Croxford's continued employment with the Company, 25% of such stock option award (i.e., 5,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October
        14). As a result of Mr. Croxford's departure from the Company as of October 12, 2005, 10,000 of such options became vested and the remaining 10,000 were cancelled.

(22) Mr. Staples was elected Senior Vice President - Human Resources of the Company effective October 27, 2004.

(23) Represents an award to Mr. Staples on January 19, 2005 of options to purchase 20,000 shares of Common Stock at an exercise price of $30.60 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Staples's continued employment with the Company, 20% of such stock option award (i.e., 4,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., January
        19). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(24) Consists of (a) matching contributions of $3,717, $4,292 and $1,375 made by the Company to Mr. Staples's account under the Company's 401(k) Plan in fiscal 2005, 2004 and 2003, respectively, (b) contributions in fiscal 2005, 2004 and 2003 to Mr. Staples's account under the Company's 401(k) Plan of 107.99, 89.23 and 37.32 shares of Common Stock having an aggregate fair market value of $3,302, $2,411 and $1,502, respectively, and (c) payments of $10,846 and $7,692 made to Mr. Staples in fiscal 2005 and 2004, respectively, in respect of his accrued but unused vacation allowance.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(25) Represents an award to Mr. Staples on October 14, 2003 of options to purchase 40,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Staples's continued employment with the Company, 25% of such stock option award (i.e., 10,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October
        14). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(26) Mr. Hatlan was elected Senior Vice President - Manufacturing of the Company effective October 27, 2004. From September 2, 2003 to October 26, 2004, Mr. Hatlan served as Vice President - Strategic Planning of the Company, and was not an employee of the Company prior thereto. Accordingly, no information is provided for periods prior to September 2, 2003 for Mr. Hatlan.

(27) Represents an award to Mr. Hatlan on January 19, 2005 of options to purchase 20,000 shares of Common Stock at an exercise price of $30.60 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Hatlan's continued employment with the Company, 20% of such stock option award (i.e., 4,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., January 19). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(28) Consists of (a) matching contributions of $4,133 and $4,267 made by the Company to Mr. Hatlan's account under the Company's 401(k) Plan in fiscal 2005 and 2004, respectively, (b) contributions in fiscal 2005 and 2004 to Mr. Hatlan's account under the Company's 401(k) Plan of 100.34 and 75.75 shares of Common Stock having an aggregate fair market value of $3,079 and $2,033, respectively, (c) payment of $4,519 made to Mr. Hatlan in fiscal 2005 in respect of his accrued but unused vacation allowance, and (d) a payment of $20,000 made to Mr. Hatlan in fiscal 2004 as a sign-on bonus.

(29) Represents an award to Mr. Hatlan on October 14, 2003 of options to purchase 20,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Hatlan's continued employment with the Company, 25% of such stock option award (i.e., 5,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October 14). The options are subject to immediate vesting upon the occurrence of certain change in control events.

OPTION GRANTS

         The following table sets forth certain information, as of August 31, 2005, concerning individual grants of stock options made during the fiscal year ended August 31, 2005 to the Named Executive Officers.

                                                  OPTION GRANTS IN FISCAL 2005

                                                                                                  POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF STOCK
                                                                                                    PRICE APPRECIATION
                                                     INDIVIDUAL GRANTS                               FOR OPTION TERM ($)
                         ----------------------------------------------------------------------  -----------------------------
                                                 PERCENT OF
                              NUMBER OF         TOTAL OPTIONS
                              SECURITIES         GRANTED TO
                          UNDERLYING OPTIONS     EMPLOYEES IN        EXERCISE      EXPIRATION
          NAME                 GRANTED (#)       FISCAL YEAR(1)     PRICE ($/SH)       DATE           5%             10%
-----------------------  --------------------  -----------------  ---------------  ------------  -------------  --------------
Frederick J. Hirt               20,000(2)            10.81%             30.60        1/19/15        384,800         975,400
Philip M. Croxford              20,000(2)            10.81%             30.60        1/19/15        384,800         975,400
Carl W. Staples                 20,000(2)            10.81%             30.60        1/19/15        384,800         975,400
James T. Hatlan                 20,000(2)            10.81%             30.60        1/19/15        384,800         975,400

--------------------

(1) Based upon total grants of options in respect of 185,000 shares of Common Stock during fiscal 2005.

(2) Granted under the Company's 1999 Stock Incentive Plan on January 19, 2005. Subject to continued employment by the Company, 20% of such options (i.e., 4,000 options) will vest on each of the first through fifth anniversaries of such date (i.e., January 19). The options are subject to immediate vesting upon the occurrence of certain change in control events. As a result of Mr. Croxford's departure from the Company as of October 12, 2005, all of the options awarded to him in fiscal 2005 were cancelled.

AGGREGATE OPTION EXERCISES IN FISCAL 2005 AND FISCAL YEAR-END OPTION VALUES

        The following table provides information concerning stock options exercised during fiscal 2005 and the number of unexercised options held by the Named Executive Officers as of August 31, 2005. Also reported are the values for unexercised, "in the money" options, which represent the positive spread between the respective exercise prices of such options and the fair market value of the Common Stock as of August 31, 2005.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                          SHARES                                       OPTIONS AT                   IN-THE-MONEY OPTIONS
                        ACQUIRED ON                                AUGUST 31, 2005(#)            AT AUGUST 31, 2005 ($)(1)
       NAME             EXERCISE (#)   VALUE REALIZED ($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
      ------           -------------   ------------------   -------------   ---------------   -------------   ---------------
Carl G. Anderson, Jr.        --                --               207,000         360,000          1,381,963      1,678,800
Philip B. Fleck(2)        355,000           5,426,750                 0               0                  0              0
Paul L. Frankhouser(2)    106,178           1,132,930                 0               0                  0              0
Frederick J. Hirt            --                --                94,000          66,000          1,234,140        317,760
Carl W. Staples             5,400              55,128             7,000          53,600             32,200        178,446
Philip M. Croxford (3)       --                --                 5,000          35,000             23,000         69,000
James T. Hatlan              --                --                 5,000          35,000             23,000         69,000

--------------------

(1) Based upon a closing sale price of the Common Stock of $29.60 per share on August 31, 2005 as reported on the Nasdaq National Market.

(2) Messrs. Fleck and Frankhouser retired from the Company effective as of December 31, 2004 and January 31, 2005, respectively.

(3) By mutual agreement with the Company, Mr. Croxford left the employment of the Company as of October 12, 2005.

RETIREMENT PLANS

        RETIREMENT PLAN. The Retirement Plan for Salaried Employees of Arrow International, Inc. became effective on September 1, 1978, and was amended and restated as of September 1, 1984, September 1, 1989, September 1, 1997 and March 28, 2005 (the "Retirement Plan"). The Retirement Plan is a non-contributory defined benefit pension plan intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Retirement Plan covers salaried employees of the Company who have attained age 21 and completed one year of service and provides benefits based upon years of service and compensation. All of the executive officers of the Company participate in the Retirement Plan. Benefits under the Retirement Plan are based on an annual rate of 1.25% of a participant's final average earnings multiplied by such participant's years of credited service with the Company after September 1, 1975. Final average earnings are defined under the Retirement Plan as the participant's average annual compensation, excluding discretionary bonuses and subject to annual limitations on compensation under the Internal Revenue Code, during the 60 consecutive months in the final 120 months of the participant's employment which produce the highest average. Since 1989, Internal Revenue Code provisions have limited the amount of annual compensation that can be used for calculating pension benefits. In 2005, no more than $210,000 of annual salary can be used to determine an employee's annual benefit accrual. The Internal Revenue Service adjusts this figure annually. Benefits under the Retirement Plan are payable upon normal retirement, which is the later of age 65 or the fifth anniversary of commencing plan participation, early retirement at age 55 following ten years of service, death, disability or other termination of employment following five years of vesting service, and may be paid under various annuity forms of payment.

        Contributions to the Retirement Plan for any year depend on the assumptions used by the actuary for the Retirement Plan, historic investment experience and the level of prior years' funding. The annual contributions made by the Company to the Retirement Plan in respect of fiscal 2003, 2004 and 2005 were $9,876,263, $3,058,289 and $12,115,702, respectively, equivalent to approximately 29.3%, 7.8% and 27.5% of the covered compensation of all participants in the plan for fiscal 2003, 2004 and 2005, respectively. The amount of the contribution, payment or account in respect of a specified person is not and cannot readily be separately or individually calculated by the actuary of the Retirement Plan. The Named Executive Officers currently have the following years of credited service for purposes of the Pension Plan: Mr. Anderson has four years, each of Messrs. Fleck and Frankhouser has 29 years, Mr. Hirt has seven years, Mr. Staples has three years and Mr. Hatlan has two years. The following table shows the estimated annual benefits payable upon retirement under the Retirement Plan at normal retirement age for each level of remuneration specified at the listed years of service.

                               PENSION PLAN TABLE

                                                          YEARS OF SERVICE
                                 --------------------------------------------------------------------
     REMUNERATION (1)                 15            20            25            30            35
-------------------------------  ------------  ------------  ------------  ------------  ------------
   $100,000...................      $18,750       $25,000      $31,250       $37,500        $43,750
    150,000...................       28,125        37,500       46,875        56,250         65,625
    200,000...................       37,500        50,000       62,500        75,000         87,500
    250,000...................       39,375        52,500       65,625        78,750         91,875
    300,000...................       39,375        52,500       65,625        78,750         91,875
    350,000...................       39,375        52,500       65,625        78,750         91,875
    400,000...................       39,375        52,500       65,625        78,750         91,875
    450,000...................       39,375        52,500       65,625        78,750         91,875
    500,000...................       39,375        52,500       65,625        78,750         91,875
    550,000...................       39,375        52,500       65,625        78,750         91,875

--------------------

(1) Under current Internal Revenue Code provisions, no more than $210,000 of annual salary can be used to determine an employee's annual benefit accrual. The Internal Revenue Service adjusts this figure annually.

        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Company's Defined Benefit Supplemental Executive Retirement Plan (the "SERP") was established by the Company on September 1, 2000 to provide non-discretionary pension benefits to selected executive officers and retired executive officers of the Company in addition to those benefits payable to them under the Retirement Plan. The SERP is an unfunded pension plan not intended to be qualified under the Internal Revenue Code. The SERP was amended as of September 2, 2003 to permit selected additional executive officers of the Company to receive benefits thereunder and to clarify the benefits that are payable to spouses of eligible members if the members die before or while receiving benefits under the SERP. Additionally, the SERP, as amended, provides that benefits thereunder will be paid to members who attain age 65 or have five or more years of vesting service under the Retirement Plan. The benefits payable under the SERP are coordinated with benefits payable under the Retirement Plan and are calculated in accordance with one of two formulae. The first formula, which applies to Messrs. Miller, Neag and Broadbent, provides for an annual benefit, payable for the lesser of 20 years or the life of the member, equal to twelve times the difference between: (a) 50% of the member's monthly average compensation (as defined under the Retirement Plan, but disregarding annual limitations on compensation under the Internal Revenue Code used for calculating benefits under a qualified retirement plan); and (b) the member's monthly benefit payable under the Retirement Plan payable as a single life annuity. The second formula, which applies to Messrs. Anderson, Fleck, Frankhouser and Hirt, provides for an annual benefit, payable for the lesser of 20 years or the life of the member, equal to twelve times the difference between: (a) the member's credited service under the Retirement Plan (capped at 25 years) times 2% of the member's monthly average compensation (as defined under the Retirement Plan, but disregarding annual limitations on compensation under the Internal Revenue Code used for calculating benefits under a qualified retirement plan); and (b) the member's monthly benefit payable under the Retirement Plan payable as a single life annuity. Generally, a member's benefits under the SERP commence at the same time as the member's benefits under the Retirement Plan. In fiscal 2005, the Company paid $286,442 to Mr. Miller, the former Chairman and Chief Executive Officer and a director of the Company, $108,445 to Mr. Neag, the former Vice Chairman and a director of the Company, $89,051 to Mr. Broadbent, the former Vice President - Finance and Treasurer of the Company, $131,767 to Mr. Fleck, the former President and Chief Operating Officer of the

Company, and $104,966 to Mr. Frankhouser, the former Executive Vice President - Global Business Development of the Company, pursuant to the SERP.

                   COMPENSATION AND HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The Compensation and Human Resources Committee reviews and recommends to the Board of Directors for approval the compensation arrangements for the Chief Executive Officer of the Company and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's stock incentive plans. The Compensation and Human Resources Committee is currently composed of three directors of the Company, each of whom is independent as defined in applicable Nasdaq rules.

COMPENSATION PHILOSOPHY

        Arrow International's executive compensation program is designed to attract, retain, motivate and reward effective executive officers and to link executive compensation with the attainment of financial, operational and strategic objectives. In establishing the program, the Compensation and Human Resources Committee assesses the performance of individuals and the Company relative to those objectives.

        The Company's compensation program generally provides incentives to achieve annual and long-term objectives. The principal components of the compensation program are base salary, annual incentive bonuses and long-term incentive awards in the form of stock options and/or grants of restricted Common Stock. These elements generally are blended in order to formulate compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of the Company's executive officers and other higher level personnel with those of the Company's shareholders.

COMPENSATION COMPONENTS

        BASE SALARY. Base salary levels for executive officers are derived from market comparisons with similarly-sized manufacturing companies, including those engaged in the manufacture of medical products for the health care industry with which the Company competes for executive talent. The Compensation and Human Resources Committee believes that the Company's most direct competitors for this purpose are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Therefore, the compensation peer group is not the same as the peer group index set forth in the Company Stock Price Performance Graph included in this Proxy Statement. Based on information currently available to the Compensation and Human Resources Committee, including publicly available compensation information relating to direct competitors of the Company, the Compensation and Human Resources Committee believes that base salary levels for executive officers, including the Chief Executive Officer, are, on average, at or near the median of base salary levels for executive officers of similar companies. In determining executive officers' salaries, the Compensation and Human Resources Committee also considers individual experience and prior service to the Company, overall job performance and results, and level of responsibility. The Compensation and Human Resources Committee does not assign weights to these factors nor necessarily consider any one more important than the others.

        The Compensation and Human Resources Committee annually reviews the performance of the Chief Executive Officer, and, in determining Mr. Anderson's level of compensation for fiscal 2005, in addition to consideration of industry comparisons and individual performance, has taken particular note of the Company's performance in fiscal 2005 in the following key areas: management efficiency; the successful introduction of new products into the market and the advancement of products under development; the implementation and status of the Company's previously reported Project Operational Excellence program; and the Company's overall growth and profitability.

        INCENTIVE BONUSES. Incentive bonuses during fiscal 2005 were based on two plans: a stock contribution program in which all eligible employees of the Company, including executive officers, are eligible to participate, and a pre-tax income growth plan limited to executive officers and certain other management-level employees of the Company.

        Pursuant to the Company's stock contribution program, the Company contributes to each participant's account under the Company's 401(k) Plan an additional 1% of the participant's monthly base pay in the form of vested shares of Common Stock. With this stock contribution program, employees have the opportunity to benefit from the Company's potential future success and should be additionally motivated to help the Company achieve long-term profitable growth.

        Pursuant to the Company's income growth bonus plan, at the discretion of the Compensation and Human Resources Committee, Messrs. Anderson, Hirt, Staples, Croxford and Hatlan were eligible in fiscal 2005 to receive annual incentive bonuses equal to 5.0, 4.5, 4.5, 4.0 and 4.0 times, respectively, and other executive officers and eligible management-level employees of the Company were eligible to receive annual incentive bonuses ranging from 1.0 to 3.0 times the percentage growth in the Company's pre-tax income, exclusive of extraordinary income and expense, over the previous fiscal year times their respective base pay; provided that, in each case, such year-over-year percentage growth equals or exceeds 5%. Due to their retirement from the Company during fiscal 2005, Messrs. Fleck and Frankhouser were not eligible to receive incentive bonuses in fiscal 2005. For fiscal 2005, the Company's pre-tax income, exclusive of extraordinary income and expense, decreased from fiscal 2004. Consequently, none of the Company's executive officers were paid any incentive bonuses in fiscal 2005. The Compensation and Human Resources Committee continues to believe that payment of bonuses specifically linked to the growth in profitability of the Company provides appropriate and effective rewards for successful individual executive performances that contribute directly to the overall success of the Company. On November 14, 2005, the Compensation and Human Resources Committee approved modifications to the Company's income growth bonus plan, which will be effective for all executive officer incentive bonuses commencing in fiscal 2006, providing that such annual incentive bonuses will only become payable to the extent that the percentage growth in the Company's pre-tax income, exclusive of extraordinary income and expense, over the most recent fiscal year for which such incentive bonuses were paid, equals or exceeds 5%. Therefore, it is the present intention of the Compensation and Human Resources Committee to approve payment of incentive bonuses in fiscal 2006 to the executive officers and certain other management-level employees of the Company pursuant to its income growth bonus plan to the extent that the Company in fiscal 2006 achieves an increase in pre-tax income, exclusive of extraordinary income and expense, of at least 5% over fiscal 2004.

        LONG-TERM INCENTIVE AWARDS. To promote the Company's long-term objectives, stock awards are made to executive officers and other employees who are in a position to make a significant contribution to the Company's long-term success. In addition to the shares of Common Stock that the Company contributes each month to the accounts of its employees under its 401(k) Plan pursuant to its stock contribution program, as described above, stock awards are currently made pursuant to the Company's 1999 Stock Incentive Plan in the form of stock options.

        Since the stock option awards vest and may grow in value over time, this component of the Company's compensation plan is designed to reward performance over a sustained period. The Company intends that these awards will strengthen the focus of its executives and other key employees on managing the Company from the perspective of a person with an equity stake in the Company.

        Stock awards are not always granted each year. In selecting recipients and the size of stock awards, the Compensation and Human Resources Committee generally considers various factors such as the overall job performance and potential of the recipient, prior grants to and amount of Common Stock currently held by the recipient, prior service to the Company, a comparison of awards made to executives and key employees in comparable positions at similar companies, and the Company's performance. In fiscal 2005, each of Messrs. Hirt, Croxford, Staples and Hatlan were awarded options to purchase 20,000 shares of Common Stock under the Company's 1999 Stock Incentive Plan in conjunction with the promotion of each of Messrs. Hirt, Staples and Hatlan to Senior Vice President and Mr. Croxford to Group Vice President. Other key employees of the Company were awarded options to purchase a total of 105,000 shares of Common Stock under the 1999 Stock Incentive Plan during fiscal 2005, resulting in a total grant of options in respect of 185,000 shares of Common Stock under the plan during fiscal 2005. In selecting the recipients and size of these awards, the Compensation and Human Resources Committee placed particular emphasis on such executives' and key employees' overall job performance, their potential for continued excellent service and significant contribution to the Company's growth and profitability during fiscal 2005, and awards to individuals who had previously not been selected due to insignificant length of service to the Company. As a result of these awards and stock awards made prior to fiscal 2005, each of the Company's executive officers, as well as a significant number of non-executive employees of the Company, have been afforded the opportunity to enjoy an equity stake in the Company as part of their long-term compensation.

        TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code imposes limitations on the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers of the Company. Under these limitations, the Company may deduct such compensation only to the extent that during any fiscal year the compensation does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Company's shareholders). Based on the Company's current compensation plans and policies and the Section 162(m) rules, the Company and the Compensation and Human Resources Committee believe that, for the near future, there is not a significant risk that the Company will lose any significant tax deduction for executive compensation. The Company's compensation plans and policies will be modified to ensure full deductibility of executive compensation if the Company and the Compensation and Human Resources Committee determine that such an action is in the best interests of the Company.

                                           COMPENSATION AND HUMAN RESOURCES
                                           COMMITTEE
                                           R. James Macaleer, Chairman
                                           John E. Gurski
                                           Raymond Neag

                   COMPENSATION AND HUMAN RESOURCES COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

        During the fiscal year ended August 31, 2005, the Compensation and Human Resources Committee of the Board of Directors consisted of Messrs. Gurski, Macaleer and Neag. No member of this committee was at any time during fiscal 2005 or at any other time an officer or employee of the Company, other than Mr. Neag, who served as an executive officer of the Company prior to his retirement in October 1999, and no member had any relationship with the Company requiring disclosure under SEC rules. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company's Board of Directors or the Compensation and Human Resources Committee during fiscal 2005.

                             AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors oversees the Company's financial reporting, internal controls and audit process on behalf of the Board of Directors. The Company's management has the primary responsibility for the Company's financial statements, accounting and reporting process, including establishing, maintaining and evaluating disclosure controls and procedures; and establishing, maintaining and evaluating internal control over financial reporting and evaluating any changes in controls and procedures. The Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit; as well as expressing an opinion on (1) management's assessment of the effectiveness of internal control over financial reporting and (2) effectiveness of the Company's internal control over financial reporting.

        In fulfilling its responsibilities, the Audit Committee reviewed and discussed with the Company's management and its registered independent accounting firm the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2005, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of related disclosures. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. During the course of fiscal 2005, management completed the documentation, testing and evaluation of Arrow's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process.

        The Audit Committee also met with the Company's registered independent accounting firm, with and without management present, to discuss the overall scope of their audit of the Company's annual consolidated financial statements and internal control over financial reporting, the results of their examinations, the cooperation received by them during their audit examination and the overall quality of the Company's financial reporting.

        The Audit Committee reviewed and discussed with the Company's registered independent accounting firm their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards pursuant to Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended, and Public Company Accounting Oversight Board Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements." In addition, the Audit Committee received from the Company's registered independent accounting firm the written disclosure and letter regarding their independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the Company's registered independent accounting firm their independence from management and the Company, and whether the non-audit services provided by the registered independent accounting firm are compatible with maintaining the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2005 for filing with the SEC.

        In addition, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP as the Company's registered independent accounting firm for the fiscal year ending August 31, 2006, and the Board of Directors concurred with such selection. The Audit Committee has recommended to the shareholders that they ratify the selection of PricewaterhouseCoopers LLP as the Company's registered independent accounting firm for the fiscal year ending August 31, 2006.

        The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter to the extent it deems necessary to react to changing conditions and circumstances.

        Each of the Audit Committee members is independent as defined in rules and regulations issued by the SEC and the Nasdaq, and, in particular, as defined in Rules 5200(a) and 5350(d)(2) of the Nasdaq's Marketplace Rules. The Board of Directors appointed Anna M. Seal as member of the Audit Committee on November 1, 2005.

                                           AUDIT COMMITTEE
                                           John H. Broadbent, Jr., Chairman
                                           George W. Ebright
                                           Anna M. Seal
                                           Alan M. Sebulsky

                             STOCK PRICE PERFORMANCE

        Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's 500 Health Care Equipment Index for the period beginning on August 31, 2000 and ending on August 31, 2005. The comparison assumes $100 was invested on August 31, 2000 in the Common Stock and in each of the foregoing indices and also assumes reinvestment of all dividends.





                              [PERFORMANCE GRAPH]





----------------------------- -------------- ------------ -------------- ------------- -------------- --------------
                                August 31,    August 31,    August 31,     August 31,    August 31,     August 31,
                                   2000          2001          2002           2003          2004           2005
----------------------------- -------------- ------------ -------------- ------------- -------------- --------------
Arrow International, Inc.        $100.00       $104.01        $99.56        $147.90       $163.95        $174.38
----------------------------- -------------- ------------ -------------- ------------- -------------- --------------
S&P 500 Stock Index              $100.00        $75.60        $62.01         $69.49        $77.45         $87.17
----------------------------- -------------- ------------ -------------- ------------- -------------- --------------
S&P 500 - Health Care            $100.00        $88.40        $82.81        $103.76       $120.47        $134.49
Equipment Index
----------------------------- -------------- ------------ -------------- ------------- -------------- --------------


                              ---------------------

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by the Company under those statutes, none of the preceding Compensation and Human Resources Committee Report on Executive Compensation, the Audit Committee Report or the Company Stock Price Performance Graph will be incorporated by reference into any of those prior filings, nor will any of such reports or graph be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

        Arrow Precision Products, Inc. ("Precision") was a former subsidiary of the Company which was formally dissolved in May 2002 (all of its assets had previously been liquidated and distributed to shareholders). Prior to the sale of its remaining operating subsidiary, Precision Medical Products, Inc. ("PMP"), in August 1997 to a company owned by certain management employees of Precision, including Mr. Holleran, the former Vice President and Chief Operating Officer of Precision and a director of the Company, Precision was engaged in the business of manufacturing and marketing certain gastroenterological and other non-catheter medical products, including ground needles and injection sites primarily for use by the Company. Prior to Precision's dissolution in fiscal 2002, certain officers, directors and principal shareholders of the Company owned substantially all of Precision's outstanding common stock. Mr. Holleran has served as Chairman of the Board of PMP since October 1999 and served as Chief Executive Officer and President of PMP from July 1996 to October 2000.

        In fiscal 2005, the Company made purchases amounting to $123,220 of products from PMP that it had formerly purchased from Precision. The Company solicits competitive quotations from unrelated suppliers for products it purchases from PMP. In the future, the Company may continue to purchase products from PMP, provided that the quotations the Company receives from PMP for such products are competitive with those received from unrelated suppliers in terms of product availability, price, quality and delivery considerations.

        The Company reviews all related party transactions involving amounts in excess of $60,000 for potential conflicts of interest on an ongoing basis and all such transactions in which the Company is a party are approved by a majority of the independent directors of the Company or the Audit Committee in accordance with applicable Nasdaq rules.

          PROPOSAL 4 - ADOPTION OF 2006 DIRECTORS STOCK INCENTIVE PLAN

        The Board of Directors has unanimously adopted, and recommends that the shareholders approve the adoption of, the Company's 2006 Directors Stock Incentive Plan (the "2006 Plan"). The 2006 Plan is intended to replace the Company's current Directors Stock Incentive Plan (the "Current Plan"), which was approved by the Company's shareholders at its Annual Meeting of Shareholders held on January 17 1996, amended with the approval of the Company's shareholders at its Annual Meeting of Shareholders held on January 19, 2000, and expires on January 17, 2006, ten years after the effective date of the plan.

        The Board of Directors believes that the granting of equity-based compensation to outside directors provides an effective means for incentivizing such directors to maintain and enhance the Company's long-term performance. In the view of the Board of Directors, the Current Plan has been successful in achieving these objectives. Therefore, the Board of Directors has determined that it is in the best interest of the Company and its shareholders that the 2006 Plan be adopted to replace the Current Plan.

        The following is a summary of certain features of the 2006 Plan. The summary is qualified in its entirety by reference to the plan document, a copy of which is attached as Exhibit B to this Proxy Statement.

GENERAL

        The purpose of the 2006 Plan is to enable the Company and its subsidiaries to attract and retain outside directors and provide them with an incentive to maintain and enhance the Company's long-term performance record by creating a long-term mutuality of interests between the outside directors and the shareholders of the Company.

        A total of 500,000 shares of Common Stock (subject to adjustment in the event of any stock dividend, stock split, recapitalization, reorganization or similar event) has been reserved for issuance under the 2006 Plan. Directors of the Company and its subsidiaries who are not also employees or consultants of the Company or its subsidiaries, and who do not serve on the Board as representatives of the interests of shareholders who have made an investment in the Company, are eligible to receive awards under the 2006 Plan. Currently, all of the directors of the Company, other than Mr. Anderson, will be eligible for awards under the 2006 Plan. Awards under the 2006 Plan are in the form of non-qualified stock options and restricted stock grants. Under the Current Plan, only stock options are permitted to be awarded to outside directors. The Board believes that providing it with the flexibility to also make equity-based compensation awards in the form of shares of restricted stock will enable it to further align the long-term interests of the Company's outside directors with those of its shareholders. No awards may be made after the tenth anniversary of the 2006 Plan.

        The 2006 Plan may be amended by the Company's shareholders or the Board, provided that the Board may not, without shareholder approval, make any material amendments to the plan, including, without limitation, to materially increase the benefits accruing to participants under the plan, increase the maximum number of shares as to which awards may be granted under the plan, change the minimum grant or exercise price at which options or restricted stock may be granted, change the class of eligible persons, extend the period for which awards may be granted or exercised, expand the types of awards that may be granted, or extend the duration of the plan.

ADMINISTRATION

        The 2006 Plan is administered by the Board of Directors. The Board has authority to interpret the 2006 Plan and to prescribe rules, regulations and procedures in connection with the operation of the plan, and to prescribe generally the terms of the awards granted under the plan. Determinations of the Board are conclusive and binding. Notwithstanding the discretion granted to the Board of Directors to administer the 2006 Plan, the plan itself prescribes that each eligible director is entitled to receive a grant of options to purchase 10,000 shares of Common Stock on the date the director is first elected or appointed to the Board. The Board of Directors has no discretion as to these initial option grants. This feature of the 2006 Plan is also included in the Current Plan.

AWARDS

        Awards granted under the 2006 Plan are in the form of non-qualified stock options and/or restricted stock grants. They will be evidenced by agreements between the individual director and the Company.

        STOCK OPTIONS. The 2006 Plan provides for an initial grant to eligible directors of options to purchase 10,000 shares of Common Stock to be made upon an eligible director's first election or appointment to the Board, and further provides that, subsequent to an eligible director's initial election or appointment to the Board, on the date of each Annual Meeting of Shareholders of the Company, each eligible director serving on the new Board will be eligible to receive an award of options. The Board has the discretion to determine the number of such options, if any, to be granted to an eligible director, and any other terms and conditions it deems appropriate. Under the Current Plan, options to purchase 3,000 shares of Common Stock are automatically granted to each eligible director on the date each year when new directors are elected to the Board, and the Board of Directors has no discretion as to these subsequent option grants. The Board of Directors believes that providing it with the discretion under the 2006 Plan to determine the size of annual equity awards and the extent to which such awards will even be granted to outside directors in a particular year will enable it to tailor director compensation more appropriately to changing circumstances of the Company and individual directors.

        Options under the 2006 Plan are exercisable for ten years after the date of grant. The exercise price for any option will be equal to the fair market value of the Common Stock at the time the option is granted. Payment of an option's exercise price may be made in cash, by check or, in certain circumstances, by delivery of shares of Common Stock assigned to the Company, or by a combination of the foregoing. The 2006 Plan provides that options granted thereunder vest in full on the first anniversary of the grant date. Options are not transferable other than by will or by the laws of descent and distribution and may be exercised only by the participant, his or her guardian, legal representative or beneficiary. If a participant terminates service as a director for any reason, all unvested options will be forfeited.

        RESTRICTED STOCK. On the date of each Annual Meeting of Shareholders of the Company that occurs after the date an eligible director is first elected or appointed to the Board, each eligible director serving on the new Board will be eligible to receive restricted stock awards under the 2006 Plan. As discussed above in this section of the Proxy Statement, the Current Plan provides that only stock options may be granted to eligible directors. The Board has the discretion to determine the number of such shares of restricted stock, if any, to be granted to an eligible director, the period of time during which the restricted stock may not be sold, transferred, assigned or otherwise alienated, which will not be earlier than the first anniversary of the grant date, and any other terms and conditions it deems appropriate, including, without limitation, additional time-based restrictions, restrictions under applicable laws, or holding requirements or sale restrictions placed on the shares upon the vesting of such restricted stock. The restricted stock will become freely transferable by an eligible director only when all restrictions have been satisfied or lapse. Unless the Board determines otherwise, during the restricted period, an eligible director will have the right to vote the restricted shares. Dividends payable with respect to restricted stock will be subject to such conditions as the Board may determine, for example, to require that the dividends will accumulate and be held by the Company until the end of the restricted period and then be paid out in a manner determined by the Board.

        ACCELERATION ON CHANGE OF CONTROL. Upon the acquisition of beneficial ownership of 30% or more of the outstanding Common Stock by any unaffiliated person, entity or group, all stock options will become fully exercisable and all restricted stock grants will become fully vested.

        NEW PLAN BENEFITS. The following table sets forth certain information concerning awards that would have been received by the following persons during the fiscal year ended August 31, 2005 under the 2006 Plan if the plan had been in effect during fiscal 2005 and if the Board of

Directors had determined to make the same awards under the 2006 Plan as were made under the Current Plan during fiscal 2005:

                                           NEW PLAN BENEFITS

                                  2006 DIRECTORS STOCK INCENTIVE PLAN

                                                                      NUMBER OF         NUMBER OF
                                                                       SHARES           SHARES OF
NAME AND POSITION                            DOLLAR VALUE ($)(1)      OPTIONED       RESTRICTED STOCK
-----------------                            -------------------      --------       ----------------
Carl G. Anderson, Jr.(2)                             --                   --                --
Chairman and Chief
Executive Officer

Philip B. Fleck(2)                                   --                   --                --
President and Chief
Operating Officer

Paul L. Frankhouser(2)                               --                   --
Executive Vice
President

Frederick J. Hirt(2)                                 --                   --                --
Vice President - Finance
And Chief Financial Officer

Philip M. Croxford(2)                                --                   --                --
Group Vice President-
Critical Care and Cardiac Assist

Carl W. Staples(2)                                   --                   --                --
Senior Vice President-
Human Resources

James T. Hatlan(2)                                   --                   --                --
Senior Vice President-
Manufacturing

All Current Executive Officers as a                  --                   --                --
Group(2)

All Current Non-Executive Officer                   1,350             27,000                --
Directors as a Group(3)

All Non-Executive Officer Employees as               --                   --                --
a Group(2)

---------------------

(1) Based upon a closing sale price of the Common Stock of $30.65 per share on November 25, 2005 as reported on the Nasdaq National Market, less the exercise price of $30.60 per share which would have been applicable if the grants had been made pursuant to the 2006 Plan during fiscal 2005.

(2) Not eligible to receive awards under the 2006 Plan due to status as employees of the Company.

(3) All of the Company's directors, other than Mr. Anderson, would have been eligible to receive awards under the 2006 Plan if the plan had been in effect during fiscal 2005. Ms. Seal was not elected to the Board until September 7, 2005, on which date she was granted options to purchase 10,000 shares of Common Stock at an exercise price of $30.92 per share pursuant to the Current Plan.

        Other than as set forth above, no director, nominee for election as a director or associate of any of the Company's current directors, executive officers or nominees for election as a director would have received awards during fiscal 2005 under the 2006 Plan if the plan had been in effect during fiscal 2005.

CERTAIN INCOME TAX CONSEQUENCES

        This discussion covers only the federal income tax consequences of an award under the 2006 Plan. Participants are also likely to have employment tax or state income tax consequences.

        A participant who is awarded a stock option or restricted stock under the 2006 Plan will not realize any income, nor will the Company be entitled to any deduction, at the time of grant.

        In the case of an award of a stock option, a participant will generally recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the underlying shares on the date of exercise over the option price. If a participant is an "insider" on the date of exercise, the ordinary income will be recognized on the later of the date of exercise or the first day on which the sale of the shares would not subject the participant to the liability under Section 16(b) of the Exchange Act. The holding period for capital gain or loss purposes will commence on the date of exercise. If the exercise price of an option is paid by surrendering stock of the Company, the participant will recognize no gain or loss on the shares that he or she surrenders to pay the option price (the "surrendered shares"). The number of shares that the participant receives upon exercise of the option in excess of the surrendered shares are considered "additional shares." The participant will recognize ordinary income on the date of exercise equal to the fair market value of the additional shares on the date of exercise, less any cash paid towards the exercise price. The basis of the additional shares will be equal to their fair market value on the date of exercise, and their holding period will begin on that date. The shares that the participant receives upon exercise equal to the surrendered shares will have a basis and holding period equal to that of the surrendered shares. When a participant disposes of Common Stock acquired through the exercise of an option, any amount received in excess of the fair market value of the shares on the date of exercise will be subject to taxation at capital gains rates. If the amount received is less than such fair market value of the shares, the difference will be treated as a capital loss for tax purposes.

        In the case of an award of restricted stock, a participant will generally recognize ordinary income on the date when the shares become substantially vested, i.e., when all restrictions have been satisfied or lapse. If a participant is an "insider" on the date the shares become vested, the recognition of ordinary income will be deferred, if later, to the date when the shares would not subject the participant to liability under Section 16(b) of the Exchange Act. The amount of ordinary income will equal the fair market value of the Common Stock on the date the forfeiture restrictions are satisfied or lapse (including restrictions arising as a result of Section 16(b)). The fair market value will be the basis of the vested stock and upon the ultimate sale of such stock a participant will recognize capital gain or loss. The holding period for capital gains purpose begins to run on the date the ordinary income is recognized. If a participant makes an election under Section 83(b) of the Internal Revenue Code, instead of deferring the recognition of ordinary income until all restrictions are satisfied or lapse, the participant will recognize ordinary income on the date of grant equal to the fair market value of the restricted stock on the grant date. A Section 83(b) election must be filed with the Internal Revenue Service no later than 30 days after a restricted stock award is made.

        The Company will be entitled to a deduction for federal tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income with respect to any option or restricted stock grant.

OTHER REGULATORY CONSIDERATIONS

        The 2006 Plan is not intended to be a tax-qualified plan under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the 2006 Plan is designed to avoid having the awards thereunder treated as deferred compensation subject to the requirements of Section 409A of the Internal Revenue Code.

EFFECTIVE DATE

        The effective date of the 2006 Plan will be the date on which the plan is approved by the shareholders of the Company. If such approval is obtained at the Annual Meeting, the 2006 Plan will be effective on the date of the Annual Meeting and the Board of Directors will be able to grant awards to eligible directors on that date in accordance with the terms of the plan.

RECOMMENDATION

        The Board of Directors recommends that shareholders vote FOR the approval of the adoption of the Company's 2006 Directors Stock Incentive Plan. Proxies solicited by the Board of Directors will be voted FOR this proposal unless otherwise indicated.

                    PROPOSAL 5 - RATIFICATION OF APPOINTMENT
                    OF REGISTERED INDEPENDENT ACCOUNTING FIRM

        The Company's registered independent accounting firm is PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP has served as the Company's independent accountants and auditors since fiscal 1985. At the Annual Meeting, the shareholders will consider and vote upon a proposal to ratify the appointment of the Company's registered independent accounting firm for its fiscal year ending August 31, 2006. The Audit Committee of the Board of Directors has recommended that PricewaterhouseCoopers LLP be re-elected as the Company's registered independent accounting firm for fiscal 2006.

        Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions from shareholders.

AUDIT FEES

        The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of the Company's annual consolidated financial statements, audit of management's assessment of the Company's internal control over financial reporting and the effectiveness of the Company's internal control over financial reporting, statutory audit of the Company's foreign subsidiaries, and reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q were $2,734,560 and $815,165 for the fiscal years ended August 31, 2005 and 2004, respectively.

AUDIT-RELATED FEES

        In addition to fees disclosed under "Audit Fees" above, the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit and reviews of the Company's financial statements were $5,000 and $153,418 for the fiscal years ended August 31, 2005 and 2004, respectively. Such services included accounting consultations and audits in connection with acquisitions, and additional assurance and related services for the Company's foreign subsidiaries.

TAX FEES

        TAX COMPLIANCE. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance assistance in connection with the tax preparation and tax computations for the Company's U.S. and foreign subsidiaries were $197,043 and $210,000 for the fiscal years ended August 31, 2005 and 2004, respectively.

        TAX AUDIT. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax audit assistance and defense, including transfer pricing for the Company's U.S. and foreign subsidiaries, were $101,187 and $309,657 for the fiscal years ended August 31, 2005 and 2004, respectively.

        TAX PLANNING. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for miscellaneous tax planning and advice, including U.S. federal, state and international taxes, for the Company's U.S. and foreign subsidiaries were $95,003 and $41,814 for the fiscal years ended August 31, 2005 and 2004, respectively.

ALL OTHER FEES

        The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for other services for the Company's U.S. and foreign subsidiaries, consisting of consulting services relating to the Company's Retirement Plan, were $0 and $64,450 for the fiscal years ended August 31, 2005 and 2004, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee of the Company's Board of Directors pre-approves on an annual basis the audit, audit-related, tax and other non-audit services to be rendered by the Company's registered independent accounting firm based on historical information and anticipated requirements for the following fiscal year. The Audit Committee pre-approves specific types or categories of engagements constituting audit, audit-related, tax and other non-audit services as well as the range of fee amounts corresponding to each such engagement. To the extent that the Company's management believes that a new service or the expansion of a current service provided by the Company's registered independent accounting firm is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the Company's engagement of its registered independent accounting firm to render such services. No non-audit, review or attest services were approved by the Audit Committee pursuant to Rule 2-01, paragraph (c)(7)(i)(C) of SEC Regulation S-X during the fiscal year ended August 31, 2005. Both the Company's Senior Vice President-Finance and Chief

Financial Officer and its Vice President and Treasurer report regularly to the Audit Committee on the services rendered by the Company's registered independent public accounting firm and related fees for audit, audit-related, tax and permitted non-audit services.

        In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Company's registered independent accounting firm for the fiscal year ending August 31, 2006, the Audit Committee considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

        The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's registered independent accounting firm for fiscal 2006. Proxies solicited by the Board of Directors will be voted FOR this proposal unless otherwise indicated.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes shall vote thereon in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

                             ADDITIONAL INFORMATION

        "HOUSEHOLDING" OF PROXY MATERIALS. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they or it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify the Company by sending a written request to Investor Relations, Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612 or by calling the Company at 610-320-3917 or toll free at 1-877-639-6912.

        LIST OF SHAREHOLDERS. The names of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at the Company's principal executive offices at 2400 Bernville Road, Reading, Pennsylvania 19605 by contacting the Company's Corporate Secretary.

        SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING. Proposals of shareholders intended to be presented at the Company's 2007 Annual Meeting of Shareholders
(1) must be received by the Company's Corporate Secretary at its principal executive offices provided above no later than August 18, 2006, (2) may not exceed 500 words, and (3) must otherwise satisfy the conditions established by the SEC for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

        COMMUNICATION WITH THE BOARD. Shareholders may communicate with the Company's Board of Directors by sending a letter to the Arrow International, Inc. Board of Directors, c/o Corporate Secretary, Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to such inappropriate communication. If deemed appropriate, the Secretary will submit your correspondence to the Chairman of the Board or as directed by such correspondence.

        PROXY SOLICITATION COSTS. The cost of the solicitation of proxies hereby will be borne by the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation therefor, may solicit proxies personally or by telephone or telecopy. The Company will also request brokers, banks and other nominees, custodians and fiduciaries to forward soliciting materials to their principals and to request authority for the execution of proxies and will reimburse such persons for forwarding such materials.

        ANNUAL REPORT. A copy of the Company's 2005 Annual Report accompanies this Proxy Statement. Additional copies may be obtained from the Corporate Secretary, Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612.

                                           By Order of the Board of Directors,

                                           John C. Long,
                                           Corporate Secretary of
                                           Arrow International, Inc.

December 16, 2005
Reading, Pennsylvania

                                                                       Exhibit A

          PROPOSED AMENDMENTS TO THE RESTATED ARTICLES OF INCORPORATION
                  AND THE BY-LAWS OF ARROW INTERNATIONAL, INC.


PROPOSED AMENDMENT TO RESTATED ARTICLES OF INCORPORATION:

Article EIGHTH of the Company's Restated Articles of Incorporation is amended to read in its entirety as follows:

Note: The text of the proposed amendment is marked to reflect the proposed changes.

EIGHTH: The business and affairs of the corporation shall be managed by a Board of Directors comprised as follows:

        (1) The Board of Directors shall consist of not less than four nor more than twelve persons, the exact number to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority vote of the directors then in office;

        (2) Directors shall [BEGIN DELETION], from and after the annual meeting of shareholders next held after April 1, 1992, continue to be classified with respect to the time for which they shall severally hold office by dividing them into four classes, as nearly equal in number as possible. At such meeting and at each succeeding [END DELETION][BEGIN NEW TEXT] be elected by the shareholders at each [END NEW TEXT] annual meeting of shareholders[BEGIN DELETION], the class of directors then being elected shall be elected to [END DELETION][BEGIN NEW TEXT]. Each director shall [END NEW TEXT]hold office for a term of [BEGIN DELETION] four years. Each director shall hold office for the term for which elected [END DELETION][BEGIN NEW TEXT] one year [END NEW TEXT] and until his or her successor shall have been elected and qualified;

        (3) Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director [BEGIN DELETION], any class of directors, [END DELETION] or the entire Board of Directors, may be removed from office by vote of the shareholders entitled to vote thereon only for cause; provided, however, that the entire Board of Directors may be removed at any time with or without cause by the unanimous vote of shareholders entitled to vote thereon [BEGIN DELETION].[END DELETION][BEGIN NEW TEXT]; and [END NEW TEXT]

        (4) Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum. A director elected to fill a vacancy shall hold office until the next [BEGIN DELETION] election of the class for which such director has been chosen, [END DELETION][BEGIN NEW TEXT] annual meeting of shareholders [END NEW TEXT] and until his or her successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

PROPOSED AMENDMENT TO BY-LAWS:

Article FOUR, Section 4.1, of the Company's By-Laws is amended to read in its entirety as follows:

Note: The text of the proposed amendment is marked to reflect the proposed changes.

4.1 Board of Directors. The business and affairs of the corporation shall be managed by a Board of Directors comprised as follows:

        (1) The Board of Directors shall consist of not less than four nor more than twelve persons, the exact number to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority vote of the directors then in office;

        (2) Directors shall [BEGIN DELETION], from and after the annual meeting of shareholders next held after April 1, 1992, continue to be classified with respect to the time for which they shall severally hold office by dividing them into four classes, as nearly equal in number as possible. At such meeting and at each succeeding [END DELETION][BEGIN NEW TEXT] be elected by the shareholders at each [END NEW TEXT] annual meeting of shareholders [BEGIN DELETION], the class of directors then being elected shall be elected to [END DELETION][BEGIN NEW TEXT]. Each director shall [END NEW TEXT] hold office for a term of [BEGIN DELETION] four years. Each director shall hold office for the term for which elected [END DELETION][BEGIN NEW TEXT] one year [END NEW TEXT] and until his or her successor shall have been elected and qualified;

        (3) Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director [BEGIN DELETION], any class of directors, [END DELETION] or the entire Board of Directors may be removed from office by vote of the shareholders entitled to vote thereon only for cause; provided, however, that the entire Board of Directors may be removed at any time with or without cause by the unanimous vote of shareholders entitled to vote thereon. For purposes of this paragraph, "cause" shall mean any one of the following: (i) a director is judicially declared to be of unsound mind; (ii) a director is convicted of an offense punishable by imprisonment for a term of more than one year; (iii) a director breaches or fails to perform the statutory duties of that director's office and the breach or failure constitutes self-dealing, willful misconduct or recklessness; or (iv) within 60 days after notice of his or her election, a director does not accept the office either in writing or by attending a meeting of the Board of Directors and fulfilling any other requirements of qualification that these By-laws or the Articles of Incorporation may provide [BEGIN DELETION].[END DELETION][BEGIN NEW TEXT]; and [END NEW TEXT]

        (4) Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum. A director elected to fill a vacancy shall hold office until the next [BEGIN DELETION] election of the class for which such director has been chosen, [END DELETION]

                [BEGIN NEW TEXT] annual meeting of shareholders [END NEW TEXT] and until his or her successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Article FOUR, Section 4.4, of the Company's By-Laws is amended to read in its entirety as follows:

Note: The text of the proposed amendment is marked to reflect the proposed changes.

        4.4. Organizational Meeting. The first regular meeting of the Board of Directors [BEGIN DELETION] following the election of each newly-elected class of directors [END DELETION] shall be held immediately following the annual meeting of the shareholders, and no notice of such meeting shall be necessary in order legally to constitute the meeting, provided that a quorum of the Board of Directors shall be present. At such meeting the Board of Directors shall organize itself and may elect officers, appoint members of standing committees and transact any other business.

                                                                       Exhibit B

                            ARROW INTERNATIONAL, INC.

                       2006 DIRECTORS STOCK INCENTIVE PLAN

        Arrow International, Inc. (the "Company") hereby establishes, effective as of the date of approval by the Company's shareholders, the Arrow International, Inc. 2006 Directors Stock Incentive Plan (the "Plan").

1.      PURPOSE

        The purpose of the Plan is to enable the Company and its subsidiaries to attract and retain outside directors and provide them with an incentive to maintain and enhance the Company's long-term performance record. It is intended that this purpose will best be achieved by granting eligible directors non-qualified stock options ("options") and/or restricted stock ("restricted stock") under this Plan pursuant to the rules set forth in Section 83 of the Internal Revenue Code, as amended from time to time (the "Code"). Grants of options and restricted stock (collectively, "grants") may consist of one or both types of awards.

2.      ADMINISTRATION

        The Plan shall be administered by the Company's Board of Directors or a committee of the Board to whom the Board has delegated its responsibilities with respect to the Plan (in either case, the "Board"). Subject to the terms and provisions of the Plan, the Board shall possess the authority, in its discretion: (a) to determine the eligibility of a director to participate in the Plan; (b) to determine whether to award grants in the form of options or of restricted stock or in a combination of options and restricted stock and the number of shares subject to each grant; (c) to prescribe the form of stock option and restricted stock agreements, including any appropriate terms and conditions applicable to the grants, and to make any amendments to such agreements; (d) to interpret the Plan and the grant agreements; (e) to make and amend rules and regulations relating to the Plan; and (f) to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations shall be conclusive and binding. No member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any grants hereunder.

3.      ELIGIBLE DIRECTORS

        Members of the Board of Directors of the Company and its subsidiaries are eligible to participate in this Plan if they are not also employees or consultants of the Company or its subsidiaries and do not serve on the Board as representatives of the interests of shareholders who have made an investment in the Company.

4.      SHARES AVAILABLE

        The total number of shares of the Company's Common Stock, no par value per share (the "Common Stock"), available in the aggregate for grants under this Plan shall not exceed 500,000 (subject to substitution or adjustment as provided in Section 9). Such shares may be authorized and unissued shares. If an option expires, terminates or is cancelled without being exercised or if restricted stock is forfeited prior to becoming vested, new grants may thereafter be made covering such shares. No grant may be made more than ten years after the effective date of the Plan.

5.      TERMS AND CONDITIONS OF OPTIONS

        Each option granted under the Plan shall be evidenced by an option agreement in such form as the Board shall approve from time to time, which agreement shall conform with this Plan and contain the following terms and conditions:

                (a) Number of Shares. On the date on which an eligible director is first elected or appointed to the Board, such eligible director shall receive an option to purchase 10,000 shares of the Common Stock. Annually thereafter, on the date of each Annual Meeting of Shareholders of the Company that occurs after the date of an eligible director's initial election or appointment to the Board, each such eligible director who will be serving on the new Board shall be eligible to receive an award of options under the Plan. The Board shall determine the number of such options, if any, to be granted to an eligible director. The grant date and such number of options shall be specified in the option agreement.

                (b) Exercise Price. The exercise price under each option shall equal the fair market value of the Common Stock at the time such option is granted.

                (c) Duration of Option. Each option by its terms shall not be exercisable after the expiration of ten years from the date such option is granted.

                (d) Options Nontransferable. Each option by its terms shall not be transferable by the participant otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant, the participant's guardian or the participant's legal representative.

                (e) Vesting and Time of Exercise. Each option granted under the Plan shall become fully exercisable with respect to the shares subject thereto on the first anniversary of the date of grant. Options may be partially exercised from time to time during the period extending from the time they first become exercisable until the tenth anniversary of the date of grant.

                (f) Payment of Exercise Price. An option shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of shares with respect to which the option is to be exercised accompanied by full payment of the option price for the shares. The payment shall be made in cash, by check or, if the option agreement so permits, by delivery of shares of Common Stock of the Company registered in the name of the participant, duly assigned to the Company with the assignment guaranteed by a bank, trust company or member firm of the New York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date. For this purpose, fair market value shall equal the closing price of the Common Stock on the Nasdaq National Market System on the date the option is exercised, or, if there was no trading in such stock on the date of such exercise, the closing date on the last preceding day on which there was such trading.

        Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the participant, in the participant's name, share certificates in an appropriate amount based upon the number of shares purchased pursuant to the option.

                (g) Other Terms and Conditions. The Board may impose such additional terms and conditions with respect to the receipt, holding and exercise of options as it deems appropriate under the circumstances.

6.      TERMS AND CONDITIONS OF RESTRICTED STOCK

        Each grant of restricted stock under the Plan shall be evidenced by a restricted stock agreement in such form as the Board shall approve from time to time, which agreement shall conform with this Plan and contain the following terms and conditions:

                (a) Grant of Restricted Stock. On the date of each Annual Meeting of Shareholders of the Company that occurs after the date of an eligible director's initial election or appointment to the Board, each such eligible director who will be serving on the new Board shall be eligible to receive an award of restricted stock under the Plan. The Board shall determine the number of such shares of restricted stock, if any, to be granted to an eligible director. The grant date and such number of shares of restricted stock shall be specified in the restricted stock agreement.

                (b) Transferability. Shares of restricted stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Board, which shall not be earlier than the first anniversary of the date of grant, as specified in the restricted stock agreement, or upon satisfaction of any other conditions that may be established by the Board, in its sole discretion, and set forth in the restricted stock agreement. Until all restrictions are lifted, all rights with respect to the restricted stock granted to an eligible director under the Plan shall be available during his or her lifetime only to such eligible director.

                (c) Other Restrictions. The Board shall impose such other conditions and/or restrictions on any shares of restricted stock granted pursuant to the Plan as it may deem advisable, including, without limitation, additional time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon the vesting of such restricted stock.

        To the extent deemed appropriate by the Board, the Company may retain the certificates representing shares of restricted stock in the Company's possession until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse.

        Shares of restricted stock covered by each restricted stock grant shall become freely transferable by the eligible director after all conditions and restrictions applicable to such shares have been satisfied or lapse.

                (d) Certificate Legend. In addition to any legends placed on certificates pursuant to subsection (c) above, each certificate representing shares of restricted stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Board in its sole discretion:

                "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Arrow International, Inc. 2006 Directors Stock Incentive Plan and in the associated restricted stock agreement. A copy of the Plan and such restricted stock agreement may be obtained from Arrow International, Inc."

                (e) Voting Rights. Unless otherwise determined by the Board and set forth in the restricted stock agreement, to the extent permitted or required by law, as determined by the Board, eligible directors holding shares of restricted stock may be granted the right to exercise full voting rights with respect to those shares during the period prior to their becoming vested.

                (f) Dividends and Other Distributions. During the period prior to the shares becoming vested, eligible directors holding shares of restricted stock granted hereunder may, if the Board so determines, be credited with dividends paid with respect to the underlying shares while they are so held in a manner determined by the Board, in its sole discretion. The Board may apply any restrictions to the dividends that the Board deems appropriate. The Board, in its sole discretion, may determine the time when such dividends will be released to an eligible director and the form of payment, including cash, shares, or additional shares of restricted stock.

                (g) Subsection 83(b) Election. The Board may provide in a restricted stock agreement that the grant of restricted stock is conditioned upon the eligible director making or refraining from making an election with respect to the grant under Section 83(b) of the Code. If an eligible director makes an election pursuant to Section 83(b) of the Code concerning a restricted stock grant the eligible director shall be required to file promptly a copy of such election with the Company.

7. GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES WITH RESPECT TO OPTIONS AND RESTRICTED STOCK

        The Company shall not be required to deliver any certificate upon the exercise of an option or the grant or vesting of restricted stock until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary to ensure compliance with any law or regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction under this Plan. Certificates delivered upon such exercise, grant or vesting may bear a legend restricting transfer absent such compliance. Each grant shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such grant upon the Nasdaq National Market System or any securities exchange or automated quotation system, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant, exercise, vesting or issuance of shares, such grant may not be made, exercised, vested or shares issued in connection therewith, in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

8.      TERMINATION OF DIRECTORSHIP

        If a participant's directorship terminates for any reason (including, without limitation, resignation or removal), all nonvested options and nonvested restricted stock grants shall be forfeited. Vested but unexercised options may be exercised by the director or, in the case of death, by his or her legal representative or beneficiary in accordance with the terms of the Plan and the option agreement. Vested restricted stock and accumulated dividends, if any, held by the Company on the date of a director's death shall be paid to such director's legal representative or beneficiary.

        Each participant under this plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any vested benefit under this Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same participant, shall be in a form prescribed by the Board, and will be effective only when filed by the participant in writing with the Company during the participant's lifetime. In the absence of any such beneficiary designation, vested benefits remaining unpaid or rights remaining unexercised at the participant's death shall be paid or exercised by the participant's executor, administrator, or legal representative.

9.      ADJUSTMENT OF SHARES

        In the event of any change in the Common Stock by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4, the number and kind of shares which thereafter are subject to an option or restricted stock grant under the Plan and the number and kind of shares set forth under outstanding grant agreements and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

        Upon obtaining any approval of the shareholders of the Company required by applicable law or the listing requirements of the Nasdaq National Market System or any other securities exchange or automated quotation system on which the Common Stock may then be traded, the Board shall have the authority to effect (i) the repricing of any outstanding options under the Plan and/or (ii) with the consent of the affected participant, the cancellation of any outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different number of shares of Common Stock, but having an exercise price per share not less than 100% of the fair market value per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an option with an exercise price lower than that set forth above if such option is granted as part of a transaction to which
Section 424(a) of the Code applies.

10.     LIMITATIONS APPLICABLE TO SECTION 16 PERSONS

        In addition to other limitations and conditions on grants specified in this Plan, grants shall be subject to any applicable exemptive rule under
Section 16 of the Securities Exchange Act of 1934, as amended (including any amendment to Rule 16b-3), that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed to incorporate the exemptive requirements and any grants issued under the Plan shall be deemed to be amended to conform to such requirements.

11.     NO CONTINUING DIRECTORSHIP RIGHTS

        The Plan and any grants under the Plan shall not confer upon any director any right with respect to continuance, nomination or re-election as a director of the Company or any subsidiary, nor shall they interfere in any way with any right the Company or its subsidiaries may have to terminate the director's position as a director at any time.

12.     RIGHTS AS A SHAREHOLDER UNDER AN OPTION

        The recipient of any option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying shares of Common Stock are issued to the recipient.

13.     AMENDMENT AND DISCONTINUANCE

        This Plan may be amended, modified or terminated by the shareholders of the Company or by the Board of Directors, except that the Board may not, without approval of the shareholders, make any material amendment to the Plan, including, without limitation, the following: (a) materially increase the benefits accruing to participants under the Plan, including any material change to (1) permit a repricing (or decrease in option price) of outstanding options,
(2) reduce the price at which options or restricted stock may be granted, or (3) extend the duration of the Plan; (b) materially increase the maximum number of shares as to which options or restricted stock may be granted under the Plan;
(c) modify the requirements as to eligibility for participation in the Plan, or otherwise materially expand the class of participants eligible to participate in the Plan; (d) extend the period for which awards may be granted or options exercised; (e) expand the types of options or other grants that may be awarded under the Plan; or (f) modify the Plan in any other manner that requires shareholder approval under applicable law or the rules of the Nasdaq National Market System or any other securities exchange or automated quotation system on which the Common Stock may then be traded. Notwithstanding the foregoing, to the extent permitted by law, the Board may amend the Plan without the approval of shareholders, to the extent it deems necessary to cause the Plan to comply with Securities and Exchange Commission Rule 16b-3 or any successor rule, as it may be amended from time to time. Except as required by law, no amendment, modification, or termination of the Plan may, without the written consent of a participant to whom any grant shall theretofore have been awarded, adversely affect the rights of such participant under such grant.

14.     CHANGE IN CONTROL

        For purposes of the Plan, a "change in control" shall be deemed to have occurred upon the acquisition of thirty percent (30%) or more of the Company's outstanding shares of capital stock having general voting rights by an unaffiliated person, entity or group. The Board shall promptly notify, in writing, each holder of an outstanding option or of restricted stock of the occurrence of any such change in control. Notwithstanding any other provision of the Plan or any grant agreement, all options shall become fully exercisable and all restricted stock shall become fully vested on receipt of such notice. All outstanding options shall expire if not exercised within 30 days of receipt of the notice of a change of control.

15.     COMPLIANCE WITH CODE SECTION 409A

        Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a participant pursuant to a grant would constitute deferred compensation subject to Section 409A of the Code and would cause a participant to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company may reform such provision to maintain to the maximum extent practicable the original intent of applicable provision without violating the provisions of
Section 409A of the Code; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under
Section 409A of the Code, no payment or benefit will be provided under a grant, the grant will be deemed null, void and of no force and effect, and the Company shall have no further obligation with respect to the grant or the failure to issue any shares of Common Stock or other compensation pursuant to the grant or this Plan.

16.     EFFECTIVE DATE

        The effective date of this Plan will be the date of its adoption by the shareholders of the Company.

17.     DEFINITIONS

        Any terms or provisions used herein which are defined in Sections 83 or 409A of the Code or the regulations thereunder or corresponding provisions of subsequent laws and regulations in effect at the time grants are made hereunder, shall have the meanings as therein defined.

18.     GOVERNING LAW

        To the extent not inconsistent with the provisions of the Code that relate to non-qualified stock options or restricted stock grants, this Plan and any grant agreement adopted pursuant to it shall be construed under the laws of the Commonwealth of Pennsylvania and applicable federal law.

    PLEASE MARK VOTES                                      REVOCABLE PROXY
[X] AS IN THIS EXAMPLE                                ARROW INTERNATIONAL, INC.

                                                                                                              FOR   AGAINST  ABSTAIN
   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL              1. Approval of amendments to Restated      [ ]     [ ]      [ ]
MEETING OF SHAREHOLDERS ON JANUARY 18, 2006.                          Articles of Incorporation and By-laws
                                                                      to declassify Board of Directors and
                                                                      elect directors annually.

   The undersigned hereby appoints Frederick J. Hirt and           2. If Proposal 1 is approved, election of
Carl W. Staples, and each or any of them, his/her                     eleven directors for terms expiring in         WITH-   FOR ALL
Proxies, each with full power to appoint his/her                      2007:                                   FOR    HOLD    EXCEPT
substitute, and hereby authorizes them to represent and                                                       [ ]     [ ]      [ ]
to vote, as designated hereon, all shares of common                   Carl G. Anderson, Jr.   John H. Broadbent, Jr.
stock of ARROW INTERNATIONAL, INC. (the "Company") held               John E. Gurski          T. Jerome Holleran
of record by the undersigned on November 25, 2005 at the              Marlin Miller, Jr.      Raymond Neag
Annual Meeting of Shareholders to held on January 18,                 Anna M. Seal            Alan M. Sebulsky
2006, 4:00 p.m. at the Company's corporate headquarters               George W. Ebright       R. James Macaleer
at 2400 Bernville Road, Reading, Pennsylvania and any                 Richard T. Niner
adjournments thereof, and hereby further authorizes each              INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),
of them, in their discretion, to vote upon any other                  MARK "FOR ALL EXCEPT" AND WRITE THE NAME(S) OF SUCH NOMINEE(S)
business that may properly come before the meeting.                   IN THE SPACE PROVIDED BELOW.

                                                                   -----------------------------------------------------------------
                                                                                                                     WITH-   FOR ALL
                                                                                                              FOR    HOLD    EXCEPT
                                                                                                              [ ]     [ ]      [ ]

                                                                   3. Alternatively, if Proposal 1 is not
                                                                      approved, election of two directors for
                                                                      terms expiring in 2010:
                                                                      Raymond Neag            Richard T. Niner
                                                                      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),
                                                                      MARK "FOR ALL EXCEPT" AND WRITE THE NAME(S) OF SUCH NOMINEE(S)
                                                                      IN THE SPACE PROVIDED BELOW.

                                                                   -----------------------------------------------------------------
                                                                                                              FOR   AGAINST  ABSTAIN
                                                                   4. Adoption of 2006 Directors Stock
                                                                      Incentive Plan.                         [ ]     [ ]      [ ]

                                                                   5. Ratification of appointment of
                                                                      PricewaterhouseCoopers LLP as           [ ]     [ ]      [ ]
                                                                      registered independent accounting firm.

                                                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL
                                                                   PROPOSALS.

                                                                      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
                                                                   APPROPRIATE BOXES ABOVE, BUT YOU NEED NOT MARK ANY BOX WITH
                                                                   REGARD TO A PARTICULAR PROPOSAL IF YOU WISH TO VOTE FOR SUCH
                                                                   PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN
                                                                   AND RETURN THIS CARD.
                                    --------------------------
   Please be sure to sign and date   Date                             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
    this Proxy in the box below.                                   MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN WITH RESPECT
 -------------------------------------------------------------     TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH
                                                                   PROPOSAL.

                                                                      The signer hereby revokes all proxies heretofore given by the
 -- Stockholder sign above-----Co-holder (if any) sign above--     signer to vote at said meeting or any adjournments thereof.


------------------------------------------------------------------------------------------------------------------------------------


                            ^  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^
                                                      ARROW INTERNATIONAL, INC.

------------------------------------------------------------------------------------------------------------------------------------
   Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign its full corporate name by a duly authorized officer stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

                                                         PLEASE ACT PROMPTLY
                                               SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

    PLEASE MARK VOTES                                      REVOCABLE PROXY
[X] AS IN THIS EXAMPLE                                ARROW INTERNATIONAL, INC.

                                                                                                              FOR   AGAINST  ABSTAIN
   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL              1. Approval of amendments to Restated      [ ]     [ ]      [ ]
MEETING OF SHAREHOLDERS ON JANUARY 18, 2006.                          Articles of Incorporation and By-laws
                                                                      to declassify Board of Directors and
   The undersigned hereby appoints Frederick J. Hirt and      4       elect directors annually.
Carl W. Staples, and each or any of them, his/her
Proxies, each with full power to appoint his/her              0    2. If Proposal 1 is approved, election of
substitute, and hereby authorizes them to represent and               eleven directors for terms expiring in         WITH-   FOR ALL
to vote, as designated hereon, all shares of common           1       2007:                                   FOR    HOLD    EXCEPT
stock of ARROW INTERNATIONAL, INC. (the "Company") held                                                       [ ]     [ ]      [ ]
of record by the undersigned on November 25, 2005 at the      K       Carl G. Anderson, Jr.   John H. Broadbent, Jr.
Annual Meeting of Shareholders to held on January 18,                 John E. Gurski          T. Jerome Holleran
2006, 4:00 p.m. at the Company's corporate headquarters               Marlin Miller, Jr.      Raymond Neag
at 2400 Bernville Road, Reading, Pennsylvania and any                 Anna M. Seal            Alan M. Sebulsky
adjournments thereof, and hereby further authorizes each              George W. Ebright       R. James Macaleer
of them, in their discretion, to vote upon any other                  Richard T. Niner
business that may properly come before the meeting.                   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),
                                                                      MARK "FOR ALL EXCEPT" AND WRITE THE NAME(S) OF SUCH NOMINEE(S)
                                                                      IN THE SPACE PROVIDED BELOW.

                                                                   -----------------------------------------------------------------
                                                                                                                     WITH-   FOR ALL
                                                                                                              FOR    HOLD    EXCEPT
                                                                                                              [ ]     [ ]      [ ]

                                                                   3. Alternatively, if Proposal 1 is not
                                                                      approved, election of two directors for
                                                                      terms expiring in 2010:
                                                                      Raymond Neag            Richard T. Niner
                                                                      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),
                                                                      MARK "FOR ALL EXCEPT" AND WRITE THE NAME(S) OF SUCH NOMINEE(S)
                                                                      IN THE SPACE PROVIDED BELOW.

                                                                   -----------------------------------------------------------------
                                                                                                              FOR   AGAINST  ABSTAIN
                                                                   4. Adoption of 2006 Directors Stock
                                                                      Incentive Plan.                         [ ]     [ ]      [ ]

                                                                   5. Ratification of appointment of
                                                                      PricewaterhouseCoopers LLP as           [ ]     [ ]      [ ]
                                                                      registered independent accounting firm.

                                                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL
                                                                   PROPOSALS.

                                                                      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
                                                                   APPROPRIATE BOXES ABOVE, BUT YOU NEED NOT MARK ANY BOX WITH
                                                                   REGARD TO A PARTICULAR PROPOSAL IF YOU WISH TO VOTE FOR SUCH
                                                                   PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN
                                                                   AND RETURN THIS CARD.
                                    --------------------------
   Please be sure to sign and date   Date                             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
    this Proxy in the box below.                                   MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN WITH RESPECT
 -------------------------------------------------------------     TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH
                                                                   PROPOSAL.

                                                                      The signer hereby revokes all proxies heretofore given by the
 -- Stockholder sign above-----Co-holder (if any) sign above--     signer to vote at said meeting or any adjournments thereof.


------------------------------------------------------------------------------------------------------------------------------------


                            ^  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^
                                                      ARROW INTERNATIONAL, INC.

------------------------------------------------------------------------------------------------------------------------------------
   Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign its full corporate name by a duly authorized officer stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

                                                         PLEASE ACT PROMPTLY
                                               SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------